SCHEDULE 14C
INFORMATION REQUIRED IN INFORMATION STATEMENT
(RULE 14C-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐ Confidential, for Use of the Commission

Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SPUTNIK, INC.
(Name of Registrant as Specified In Its Charter)

not applicable
(Name of Person(s) Filing Information statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: ___________

(2)	Aggregate number of securities to which transaction applies: _________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____	per share as determined under Rule 0-11(c)1 under the Exchange Act.

(4)	Proposed maximum aggregate value of transaction: $________________

(5)	Total fee paid: $_________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Exhibit and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SPUTNIK, INC.
650 5th Street, Suite 303
San Francisco, CA 94107

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

January 14, 2008

Dear Shareholder:

This information statement is being furnished to the shareholders of Sputnik, Inc. (the "Company" or "Sputnik") in lieu of a Special Meeting in connection with the proposals ("Proposals") below:

•
The disposal of Sputnik's assets pursuant to the sale of the stock of Sputnik's wholly owned subsidiary, Laika, Inc. to AstroChimp, Inc., a Nevada corporation owned solely by David LaDuke, Sputnik’s President and Director in connection with implementation of Sputnik’s current business plan to secure financing from sources who will only consider investment in the business of Sputnik if Sputnik’s business is no longer held in an entity that is an SEC reporting company and whose stock does not have a Ticker Symbol to trade on the OTCBB or the Pink Sheets;

•
Authorize an amendment to Sputnik's articles of incorporation to add 10,000,000 authorized shares of "blank check" preferred stock, $.001 par value in addition to the 50,000,000 shares of common stock currently authorized; and

•	Authorize the change the name of Sputnik to Sputnik Enterprises, Inc. concurrently with the sale of stock.

This information statement is being sent in lieu of a special meeting.  Sputnik has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of Sputnik’s common stock.  The Proposals have been made pursuant to Sputnik’s business plan to secure financing from sources who will only consider investment in the business of Sputnik if Sputnik’s business is no longer held in an entity that is an SEC reporting company and whose stock does not have a Ticker Symbol to trade on the OTCBB or the Pink Sheets. Sputnik’s Board of Directors approved and recommended, on December 8, 2007, pursuant to a written consent dated December 8, 2007 that the Proposals be accepted.  Sputnik’s stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent on December 8, 2007. Sputnik anticipates that the sale of stock and filing of the amendments will occur on or about February 6, 2008 (the "Effective Date") to Sputnik shareholders of record on December 16, 2007.  If the Proposals were not adopted by written consent, the Proposals would have been required to be considered by Sputnik’s stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by the Nevada Revised Statutes (the "NRS") and Sputnik’s bylaws, which provide that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.  In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of Sputnik, the Board of Directors of Sputnik voted to utilize the written consent of stockholders holding a majority of the voting power of Sputnik.

The sale of stock was approved by Arthur Tyde, Director, David LaDuke abstaining, on December 8, 2007. David LaDuke, president and director, and Arthur Tyde, director beneficially own 9,000,000 shares of common stock, representing approximately 61% of the voting power of Sputnik, gave their written consent to the Proposals described in this information statement on December 8, 2007. It is proposed that this information statement will be first sent to the stockholders on or about January 14, 2008.  The record date established by Sputnik for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is December 16, 2007 (the "Record Date").

Sputnik is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the NRS.  No additional action will be undertaken by Sputnik with respect to the receipt of the written consents.

SHAREHOLDERS OF SPUTNIK ARE ENTITLED TO DISSENT FROM THE SALE OF STOCK (SALE OF ASSETS) DISCUSSED IN THIS INFORMATION STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED.  SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE NRS, WHICH ARE INCLUDED IN THE APPENDIX HERETO.

Sincerely,
David LaDuke
David LaDuke
Chairman and Chief Executive Officer

TABLE OF CONTENTS
SUMMARY TERM SHEET	3
QUESTIONS AND ANSWERS ABOUT THE SALE OF STOCK AND	4
AMENDMENTS TO SPUTNIK’S ARTICLES OF INCORPORATION	4
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION	9
THE INFORMATION STATEMENT	10
PROPOSAL ONE - Disposal of all or substantially all of Sputnik assets.	12
Terms of the Transaction	12
Nevada Law concerning Related Party Transactions	14
BUSINESS CONDUCTED	17
SPUTNIK, INC. AND ITS WHOLLY-OWNED SUBSIDIARY LAIKA, INC.	17
ASTROCHIMP, INC.	30
PROPOSAL TWO - AUTHORIZATION OF PREFERRED STOCK	32
PROPOSAL THREE - NAME CHANGE	34
RIGHTS OF DISSENTING SHAREHOLDERS	34
ADDITIONAL INFORMATION	37
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	37
BOARD APPROVAL	37
FINANCIAL STATEMENTS	38
Pro Forma Financial Statements	F-16
SPUTNIK, INC.	F-16
LAIKA, INC.	F-25
APPENDIX A - ARTICLES OF AMENDMENT	38
APPENDIX B - DISSENTERS RIGHTS (NEVADA STATUTES)	40
APPENDIX C - AMENDED AND RESTATED STOCK PURCHASE AGREEMENT	48

SUMMARY TERM SHEET

FOR THE SPUTNIK SALE OF STOCK

The following summary term sheet for the sale of stock, together with "Summary:  Questions and Answers About the Proposals" appearing elsewhere in this information statement highlight selected information from this information statement and may not contain all of the information that is important to you.  We urge you to carefully read this entire document and the other documents that we refer to in this document.  These documents will give you a more complete description of the sale of stock and proposed amendments to Sputnik’s Articles of Incorporation.  We have included page references in this summary to direct you to other places in this information statement where you can find a more complete description of the documents and terms that we have summarized.

Summary Term Sheet

The Agreement concerning the Sale of Stock of Laika, Inc. to AstroChimp, Inc. provides for the following:

•	Sputnik will sell all 15,000,000 shares of Laika it owns to AstroChimp, Inc. for total consideration of $65,000. See “Terms of the Transaction,” page 13.

•
AstroChimp agrees to the terms of the Notice of a proposed offering to be registered under the 1933 Act in accordance with Rule 135 of the 1933 Act attached as Exhibit B to the Agreement. This Notice does not constitute an offer of any securities for sale. See “Terms of the Transaction,” page 13.

The Amended and Restated Stock Purchase Agreement is attached as Appendix C to this Information Statement.

After the sale of stock, Laika will continue to own and operate its business as before the sale of stock and will continue its business plan. Sputnik intends to seek the consummation of a reverse merger with another operating company but will have no active operations until such reverse merger is finalized. After the sale of stock , Sputnik will not own any interest in the assets or operations of Laika. After the sale of stock , the stockholders of Sputnik as of December 16, 2007 will continue to own their shares of Common Stock of Sputnik. See “Proposal One - Disposal of all or substantially all of Sputnik assets” on page 13.

Material Advantages and Disadvantages of the Sale of Stock

Advantages:

 Sputnik believes its future potential to obtain financing necessary to implement Sputnik’s business plan is dependent upon securing financing from sources who will only consider investment in Sputnik if Sputnik’s business is no longer held in an entity that is an SEC reporting company and whose stock does not have a Ticker Symbol to trade on the OTCBB or the Pink Sheets.

Disadvantages:

Sputnik will have sold all of its assets to AstroChimp, and shareholders of Sputnik will not be shareholders in AstroChimp at the time of the closing of the sale of stock. Sputnik did not engage financial advisors in connection with the sale of stock, and no report, opinion or appraisal was obtained with respect to the sale of stock, or any financial advisor or third party as to the fairness of the sale of stock to Sputnik’s shareholders from a financial point of view or as to any other matter. Thus, shareholders of Sputnik are subject to potential adverse consequences, including Sputnik receiving a lesser amount of consideration for the sale of the assets than it might have received if there were such an independent analysis of the fairness of the transaction or if the transaction were made on an arms’-length basis, because Sputnik is entering into a related party transaction that lacks such a third party determination.
As a recently private entity, AstroChimp/Laika may not be able to secure financing required to fund the development of its business.

Related Parties

David LaDuke, president and director of Sputnik owns 15,000,000 shares of AstroChimp, Inc., which is all of the issued and outstanding stock of AstroChimp.

Although the transaction is between related parties, it is undertaken consistent with the following provisions of Nevada law concerning related party transactions. See “Nevada Law concerning Related Party Transactions,” page 15.

Voting on the Proposals

The proposals were approved by the written consent of shareholders owning a majority of the outstanding common stock of Sputnik.  This information statement is being sent for notice purposes only. The proposals were approved by David LaDuke and Arthur Tyde who owned approximately 61% of the outstanding shares of Sputnik.

Dissenters' Rights

Sputnik shareholders are entitled to dissenters' rights under Nevada law as the rights pertain to the sale of stock, which constitutes a disposal of all of the assets of Sputnik.  You are urged to read the discussion of dissenters' rights commencing on page 35 and applicable Nevada law attached as Appendix B to this information statement.

QUESTIONS AND ANSWERS ABOUT THE SALE OF STOCK AND
AMENDMENTS TO SPUTNIK’S ARTICLES OF INCORPORATION

The following is a summary of certain information contained elsewhere in this information statement.  The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained in this information statement and in the attached Appendices.  You are urged to review the entire information statement carefully.  References in this Summary and throughout the information statement to "we," "us," "Sputnik" or the "Company" refer to Sputnik, Inc.

Q:         WHY ARE WE SENDING SPUTNIK’S SHAREHOLDERS THIS INFORMATION STATEMENT?

A:         Sputnik is mailing this information statement in lieu of a special meeting to notify its shareholders that the following proposals have been adopted by majority written consent:

•
 The disposal of Sputnik's assets pursuant to the sale of the stock of Sputnik's wholly owned subsidiary, Laika, Inc. to AstroChimp, Inc., a Nevada corporation owned solely by David LaDuke, Sputnik’s President and Director in connection with implementation of Sputnik’s current business plan to secure financing from sources who will only consider investment in the business of Sputnik if Sputnik’s business is no longer held in an entity that is an SEC reporting company and whose stock does not have a Ticker Symbol to trade on the OTCBB or the Pink Sheets;

•
Authorize an amendment to Sputnik's articles of incorporation to add 10,000,000 authorized shares of "blank check" preferred stock, $.001 par value in addition to the 50,000,000 shares of common stock currently authorized; and

•	Authorize the change the name of Sputnik to Sputnik Enterprises, Inc. concurrently with the sale of stock.

Approval of the distribution and the amendments to Sputnik’s articles of incorporation required the affirmative vote of at least a majority of all issued and outstanding shares of Sputnik common stock.

Q:         WHY IS SPUTNIK PROPOSING THE SALE OF STOCK OF LAIKA TO ASTROCHIMP ?

A:         Sputnik is proposing the sale of stock of Laika to AstroChimp for several reasons:

(1) Sputnik needs additional capital to implement its business plan. Management had initially believed that it would have a better opportunity to obtain such capital as a public company. However, after becoming a public company and exploring financing alternatives, management determined that it was unable to raise sufficient capital as a public company and that Sputnik’s prospects of raising capital appear to be better by being a private company rather than a public company. The sale of stock of Laika to AstroChimp makes Laika a private company and further a company without a Ticker Symbol and thus not readily capable of Pink Sheet trading; and

(2) Management determined that additional capital could be raised by transforming itself into a public shell, having management sell a controlling interest in the public shell, and management agreeing to invest all proceeds of the sale of such controlling interest into Laika, after payment of all personal tax liabilities and out-of-pocket expenses as a result of such sale, and management has agreed to do so.

Although management has held preliminary discussions involving price and terms with various third parties who have expressed serious interest in acquiring their controlling interest in Sputnik following Sputnik ceasing to own its business operations such as is now contemplated by the sale of stock of Laika to AstroChimp, and it is management’s intention to pursue discussions with these third parties in the immediate future following the closing of the sale of the stock of Laika, and ultimately to sell their controlling interest in Sputnik and after so doing to invest the proceeds of any sale of their controlling interest into AstroChimp/Laika, neither Mr. LaDuke nor Mr. Tyde has entered into any oral or written binding commitment, agreement, plan, proposal, arrangement or understanding with a third party concerning the sale of controlling interest in Sputnik after the sale of stock of Laika to AstroChimp.
There can be no assurance that the sale of stock will have any of the desired consequences described above.

Q:         DID SPUTNIK CONSIDER OTHER ALTERNATIVES TO IMPLEMENT ITS BUSINESS PLAN, SUCH AS THE FILING OF A FORM 15 TO CEASE REPORTING OBLIGATIONS OR A SPIN-OFF OF LAIKA?

Form 15

The filing of a Form 15 was considered and rejected as it would not allow Sputnik to implement the primary purpose of the transaction: To facilitate financing opportunities by transforming the business of Sputnik into a private entity.

The a Form 15 filing would still leave current Sputnik shareholders with free trading stock and trading could still occur on the Pink Sheets - thereby defeating the business purpose of the transaction.

In this case, after the sale of Laika stock to AstroChimp, there will be no stock available for trading the Pink Sheets. This would not be the result if Sputnik choose to file a Form 15.

Further, Sputnik believes that all current shareholders' rights are actually better protected under this format in which dissenters have dissenters' rights to protect their interest under this format but would have no such rights with the filing of a Form 15.

Spin-Off

It was Sputnik’s desire to effect the transaction as a spin-off. However, Sputnik was advised by the SEC staff during its review of a preliminary Schedule 14C for a spin-off that due to the requirements of Staff Legal Bulletin 4, such a spin off would have required Laika to file a registration statement which the staff would treat as an IPO and give full review.

For Sputnik, time is of the essence. Its very existence is threatened. There was a significant risk that by the time the staff completed their review of such a registration statement, allowing Sputnik to move forward with the spin off and commence implementation of its business plan, Sputnik and Laika would have ceased operations and shareholders would have lost their entire investment in Sputnik before Sputnik could have commenced implementing its business plan.

The transaction as currently structured eliminates this risk as it will be AstroChimp and not Laika filing a registration statement. Laika, as a wholly-owned subsidiary of AstroChimp, a private company, rather than Sputnik, as public company, will not be subject to the provisions of the Exchange Act, will be a private company and will not have stock available for trading on the OTCBB, in that with a spin-off Sputnik would still have a class of stock registered under Section 12 of the Exchange Act, or the Pink Sheets - thereby accomplishing Sputnik’s business objectives. This would not have been the case if Laika remained a subsidiary of Sputnik, a public company.

Q:         WHY IS SPUTNIK PROPOSING THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO ALLOW THE BOARD OF DIRECTORS IN THE FUTURE, TO ISSUE “BLANK CHECK” PREFERRED STOCK?

A:         The amendment would provide Sputnik with increased financial flexibility in meeting future capital requirements. The amendment makes preferred stock available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose.  It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by Sputnik, or issuance as part or all of the consideration required to be paid by Sputnik for acquisitions of other businesses or assets. It is anticipated that any person interested in purchasing a controlling interest in Sputnik following the sale of stock , thereby providing additional funding to Sputnik due to management’s agreement to contribute any net proceeds of the sale of their controlling interest to Laika, Inc., would view the ability of Sputnik to issue preferred stock favorably.

Q:         WHY IS SPUTNIK PROPOSING THE AMENDMENTS TO ITS ARTICLES OF INCORPORATION TO ALLOW THE BOARD OF DIRECTORS TO IMPLEMENT A CHANGE THE NAME OF SPUTNIK?

A:         The purpose of authorizing the Board of Directors to implement a future name change is to allow Laika to reclaim its name as Sputnik, Inc.

Q.         WHAT WILL HAPPEN TO PRESENT MEMBERS OF SPUTNIK'S MANAGEMENT?

A:         David LaDuke will continue as a president and director of Sputnik after the sale of stock. Mr. Tyde will resign as a member of Sputnik’s Board after the sale of stock. Members of Sputnik’s management will continue as officers, directors and employees of Laika, Inc. after the sale of stock. Mr. LaDuke will continue as sole officer and director of AstroChimp after the sale of stock.

Although management has held preliminary discussions involving price and terms with various third parties who have expressed serious interest in acquiring their controlling interest in Sputnik following Sputnik ceasing to own its business operations such as is now contemplated by the sale of stock of Laika to AstroChimp, and it is management’s intention to pursue discussions with these third parties in the immediate future following the closing of the sale of the stock of Laika, and ultimately to sell their controlling interest in Sputnik and after so doing to invest the proceeds of any sale of their controlling interest into AstroChimp/Laika, neither Mr. LaDuke nor Mr. Tyde has entered into any oral or written binding commitment, agreement, plan, proposal, arrangement or understanding with a third party concerning the sale of controlling interest in Sputnik after the sale of stock of Laika to AstroChimp. It is anticipated that Mr. LaDuke will be replaced if and when he sells his controlling interest in Sputnik.

Q.         WHAT WILL HAPPEN TO LAIKA, INC. AND ITS PRODUCTS?

A:         The development of Laika, Inc.'s products and services will continue.

Q:         WHAT ARE THE RISKS AND DISADVANTAGES OF THE PROPOSALS TO SPUTNIK AND SPUTNIK’S CURRENT SHAREHOLDERS?

A:         There are certain risks and disadvantages to the sale of stock.  These risks and disadvantages include:

•	Laika may not secure financing after the sale of stock.

•	The value of your shares in Sputnik, which will become a shell company, will be substantially decreased or eliminated.

•
Sputnik shareholders will not own any interest in AstroChimp/Laika as a result of the sale of stock. However, see “Notice of a proposed offering to be registered under the 1933 Act in accordance with Rule 135 of the 1933 Act” attached as Exhibit B to the Agreement. This Notice does not constitute an offer of any securities for sale.

Q:         IS REGULATORY APPROVAL REQUIRED?

A:         Sputnik believes that no regulatory approvals are or will be required in connection with the implementation of the sale of stock.

Q:         WILL SPUTNIK’S COMMON STOCK CONTINUE TO BE QUOTED ON THE OVER THE COUNTER BULLETIN BOARD (OTCBB)?

A:         Currently, Sputnik’s common stock is quoted on the OTC BB.  The completion of the distribution and other proposals should have no effect on the quotation of Sputnik’s common stock on the OTC BB.

Q:         WHEN WILL THE SALE OF LAIKA STOCK OCCUR?

A:         We plan to complete the sale of stock and other proposals 20 days after the mailing of this information statement.

Q:         ARE DISSENTERS' RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?

A:         Yes, Nevada law provides that you may dissent from the disposal of assets.  In order to perfect your dissenter's rights, you must first notify Sputnik prior to the Effective Date in writing.  Sputnik will then notify you that you are entitled to demand payment for your shares and instruct you of the necessary steps in order to obtain such payment.  If you do not comply with the procedures governing dissenters' rights set forth under Nevada law and explained elsewhere in this information statement, you may not be entitled to payment for your shares.  You are urged to review the section of this information statement entitled "Rights of Dissenting Shareholders" and Appendix B for a more complete discussion of dissenters' rights.

Q:         WHAT DO I NEED TO DO NOW?

A:         This information statement contains important information regarding the sale of assets and amendments to Sputnik’s articles of incorporation.  We urge you to read this information statement carefully, including the appendices, and to consider how the distribution and articles of amendment affect you as a shareholder.

Q:         DO I VOTE?

A:         No.  We are not asking you for a proxy.  This information statement is being sent in satisfaction of notice requirements.

Q:         WHO CAN HELP ANSWER MY QUESTIONS?

A:         If you have any questions regarding the matters discussed in this information statement or if you would like additional copies of this information statement, you should call David LaDuke, at Sputnik’s corporate offices at 415-355-9500.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This information statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Sputnik.  Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate" or "continue" or use of negative or other variations or comparable terminology.  Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected.  Sputnik’s shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof.  Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods. Sputnik undertakes no obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

THE INFORMATION STATEMENT

General

This information statement is being furnished to shareholders of Sputnik in lieu of a special meeting of shareholders in connection with the following Proposals:

•
 The disposal of Sputnik's assets pursuant to the sale of the stock of Sputnik's wholly owned subsidiary, Laika, Inc. to AstroChimp, Inc., a Nevada corporation owned solely by David LaDuke, Sputnik’s President and Director in connection with implementation of Sputnik’s current business plan to secure financing from sources who will only consider investment in the business of Sputnik if Sputnik’s business is no longer held in an entity that is an SEC reporting company and whose stock does not have a Ticker Symbol to trade on the OTCBB or the Pink Sheets;

•
Authorize an amendment to Sputnik's articles of incorporation to add 10,000,000 authorized shares of "blank check" preferred stock, $.001 par value in addition to the 50,000,000 shares of common stock currently authorized; and

•	Authorize the change the name of Sputnik to Sputnik Enterprises, Inc. concurrently with the sale of stock.

This information statement is being sent in lieu of a special meeting.  Sputnik has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of Sputnik’s common stock.  The Proposals have been made pursuant to Sputnik’s business plan to secure financing from sources who will only consider investment in the business of Sputnik if Sputnik’s business is no longer held in an entity that is an SEC reporting company and whose stock does not have a Ticker Symbol to trade on the OTCBB or the Pink Sheets. Sputnik’s Board of Directors approved and recommended, on December 8, 2007, pursuant to a written consent dated December 8, 2007 that the Proposals be accepted, David LaDuke abstaining from a vote on Proposal 1.  Sputnik’s stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent on December 8, 2007. Sputnik anticipates that the sale of stock and filing of the amendments will occur on or about February 6, 2008 (the "Effective Date") to Sputnik shareholders of record on December 16, 2007.  If the Proposals were not adopted by written consent, the Proposals would have been required to be considered by Sputnik’s stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by the Nevada Revised Statutes (the "NRS") and Sputnik’s bylaws, which provide that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.  In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of Sputnik, the Board of Directors of Sputnik voted to utilize the written consent of stockholders holding a majority of the voting power of the Sputnik.

David LaDuke, president and director, and Arthur Tyde, director beneficially own 9,000,000 shares of common stock, representing approximately 61% of the voting power of Sputnik, gave their written consent to the Proposals described in this information statement on December 8, 2007  It is proposed that this information statement will be first sent to the stockholders on or about January 14, 2008.  The record date established by Sputnik for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is December 16, 2007 (the "Record Date").

SHAREHOLDERS OF SPUTNIK ARE ENTITLED TO DISSENT FROM THE SALE OF ASSETS DISCUSSED IN THIS INFORMATION STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED.  SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE NRS, WHICH ARE INCLUDED IN THE APPENDIX HERETO.

PROPOSAL ONE - Disposal of all or substantially all of Sputnik assets.

The following discussion summarizes the material terms of the distribution, which constitutes a proposal to dispose of all or substantially all of Sputnik assets.

General

The stock of Sputnik's wholly owned subsidiary Laika, Inc. will be sold to AstroChimp, Inc., a Nevada corporation wholly-owned by David LaDuke, Sputnik’s President and Director.

Contact Information

The contact information for Sputnik, Laika and AstroChimp is as follows:

David LaDuke, President
650 5th Street, Suite 303
San Francisco, CA 94107
(415) 355-9500

Terms of the Transaction

A brief description of the transaction:

The stock of Sputnik's wholly owned subsidiary Laika, Inc. will be sold to AstroChimp, Inc., a Nevada corporation wholly-owned by David LaDuke, Sputnik’s President and Director.

The consideration offered to security holders:

The security holders of Sputnik will receive no consideration as a result of the sale of stock. Sputnik will receive consideration of approximately $65,000 in the form of an agreement of Mr. LaDuke to forgive all of the debt owed by Sputnik to him as of December 15, 2007.

The purchase price was not determined as a result of arms’-length negotiations. However, in view of the following:

Sputnik’s financial condition has continued to deteriorate since September 30, 2007. Sputnik’s liabilities now exceed its assets and it has negative shareholder equity and net worth. Unless its business plan succeeds, it will cease operations. Sputnik has explored all other transaction structures which will allow Sputnik to implement its business plan and avoid ceasing operations and has determined that no other viable alternative exists.

Sputnik’s Board of Directors determined the fairest measure of value of value of the stock of Laika in this situation was the amount of debt owed by Sputnik to Mr. LaDuke at December 15, 2007, which amount is approximately $65,000.

The reasons for engaging in the transaction:

Sputnik is proposing the sale of stock of Laika to AstroChimp for several reasons:

(1) Sputnik needs additional capital to implement its business plan. Management had initially believed that it would have a better opportunity to obtain such capital as a public company. However, after becoming a public company and exploring financing alternatives, management determined that it was unable to raise sufficient capital as a public company and that Sputnik’s prospects of raising capital appear to be better by being a private company rather than a public company. The sale of stock of Laika to AstroChimp makes Laika a private company not subject to the provisions of the Exchange Act and further a company without a Ticker Symbol and without free trading stock and thus not capable of OTCBB or Pink Sheet trading; and

(2) Management determined that additional capital could be raised by transforming itself into a public shell, having management sell a controlling interest in the public shell, and management agreeing to invest all proceeds of the sale of such controlling interest into Laika, after payment of all personal tax liabilities and out-of-pocket expenses related to such a sale as a result of such sale, and management has agreed to do so.

Although management has held preliminary discussions involving price and terms with various third parties who have expressed serious interest in acquiring their controlling interest in Sputnik following Sputnik ceasing to own its business operations such as is now contemplated by the sale of stock of Laika to AstroChimp, and it is management’s intention to pursue discussions with these third parties in the immediate future following the closing of the sale of the stock of Laika, and ultimately to sell their controlling interest in Sputnik and after so doing to invest the proceeds of any sale of their controlling interest into AstroChimp/Laika, neither Mr. LaDuke nor Mr. Tyde has entered into any oral or written binding commitment, agreement, plan, proposal, arrangement or understanding with a third party concerning the sale of controlling interest in Sputnik after the sale of stock of Laika to AstroChimp.
There can be no assurance that the sale of stock will have any of the desired consequences described above.

Other Alternatives to a Sale of Stock:

Form 15

The filing of a Form 15 was considered and rejected as it would not allow Sputnik to implement the primary purpose of the transaction: To facilitate financing opportunities by transforming the business of Sputnik into a private entity.

The a Form 15 filing would still leave current Sputnik shareholders with free trading stock and trading could still occur on the Pink Sheets - thereby defeating the business purpose of the transaction.

In this case, after the sale of Laika stock to AstroChimp, there will be no stock available for trading on the Pink Sheets. This would not be the result if Sputnik choose to file a Form 15.

Further, Sputnik believes that all current shareholders' rights are actually better protected under this format in which dissenters have dissenters' rights to protect their interest under this format but would have no such rights with the filing of a Form 15.

Spin-Off

It was Sputnik’s desire to effect the transaction as a spin-off. However, Sputnik was advised by the SEC staff during its review of a preliminary Schedule 14C for a spin-off that due to the requirements of Staff Legal Bulletin 4, such a spin off would have required Laika to file a registration statement which the staff would treat as an IPO and give full review.

For Sputnik, time is of the essence. Its very existence is threatened. There was a significant risk that by the time the staff completed their review of such a registration statement, allowing Sputnik to move forward with the spin off and commence implementation of its business plan, Sputnik and Laika could have ceased operations and shareholders could have lost their entire investment in Sputnik before Sputnik could have commenced implementing its business plan.

The transaction as currently structured eliminates this risk as AstroChimp, a private company, rather than Sputnik, as public company, will not be subject to the provisions of the Exchange Act, will be a private company and will not have stock available for trading on the OTCBB or the Pink Sheets - thereby accomplishing Sputnik’s business objectives. This would not have been the case if Laika remained a subsidiary of Sputnik, a public company.

The vote required for approval of the transaction:

A vote of Sputnik’s stockholders holding a majority of the voting power is required to approve the Proposals, which approval was given pursuant to a written consent on December 8, 2007.

Nevada Law concerning Related Party Transactions

Although the sale of stock of Laika to AstroChimp is between related parties, as Mr. LaDuke is the majority shareholder, officer and director of both corporations, the transaction fully complies with all relevant provisions of Nevada law concerning related party transactions, as follows:

Combinations With Interested Stockholders

Nevada law has provisions governing combinations with interested stockholders. Under Nevada law, the sale of the stock of Laika to AstroChimp would be prohibited. Thus, unless exempt from this provision of Nevada law, the sale of stock to AstroChimp could not be consummated.

The AstroChimp purchase of Laika stock is exempt from these provisions of Nevada Law in that

A. The law only applies to a resident domestic corporation.

Nevada law: NRS 78.427  “Resident domestic corporation” defined. “Resident domestic corporation” is limited to a domestic corporation that has 200 or more stockholders of record.

Sputnik has fewer than 200 shareholders of Record and thus is not a resident domestic corporation and the statute does not apply.

B. Even if Sputnik were a resident domestic corporation, the statute wouldn’t apply.

Nevada law: NRS 78.433  Applicability: Generally.  NRS 78.411 to 78.444, inclusive, do not apply to any combination of a resident domestic corporation:

1.  Which does not, as of the date that the person first becomes an interested stockholder, have a class of voting shares registered with the Securities and Exchange Commission under section 12 of the Securities Exchange Act, unless Sputnik’s articles of incorporation provide otherwise.

Mr. LaDuke acquired his shares in Sputnik upon formation of Sputnik, well before Sputnik had a class of securities registered under section 12 of the Securities Exchange Act and thus these provisions of Nevada law don’t apply.

C. Restrictions On Transactions Involving Interested Directors Or Officers

Nevada law: NRS 78.140  governs restrictions on transactions involving interested directors or officers such as the sale of Laika stock to AstroChimp.

Under this statute, the sale of stock of Laika to AstroChimp is not prohibited if one of the circumstances specified in subsection 2 exists. These provisions of Nevada law provide:

      2.  The circumstances in which a contract or other transaction is not void or voidable pursuant to subsection 1 are:

           (b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

This condition was satisfied. The proposals were approved by the written consent of shareholders owning a majority of the outstanding common stock of Sputnik.  The proposals were approved by David LaDuke and Arthur Tyde who owned approximately 61% of the outstanding shares of Sputnik.

      (d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

Sputnik’s financial condition has continued to deteriorate since September 30, 2007. Sputnik’s liabilities now exceed its assets and it has negative shareholder equity and net worth. Unless its business plan succeeds, it will cease operations. Sputnik has explored all other transaction structures which will allow Sputnik to implement its business plan and avoid ceasing operations and has determined that no other viable alternative exists. See also “Notice of a proposed offering to be registered under the 1933 Act in accordance with Rule 135 of the 1933 Act” attached as Exhibit B to the Agreement. This Notice does not constitute an offer of any securities for sale.

An explanation of any material differences in the rights of security holders as a result of the transaction, if material:

The security holders of Sputnik will continue to own their stock in Sputnik with no changes following the sale of stock. However, Sputnik will have sold all of its assets to AstroChimp, and shareholders of Sputnik will not be shareholders in AstroChimp at the time of the closing of the sale of stock. However, see “Notice of a proposed offering to be registered under the 1933 Act in accordance with Rule 135 of the 1933 Act” attached as Exhibit B to the Agreement. This Notice does not constitute an offer of any securities for sale.

A brief statement as to the accounting treatment of the transaction, if material:

The transaction will be accounted for as the sale of stock as an asset of Sputnik.

The federal income tax consequences of the transaction, if material:

The transaction has no material federal income tax consequences to shareholders of Sputnik.

Regulatory approvals

Sputnik does not believe that any federal or state regulatory requirements except the mailing of this Information Statement must be complied with or approval must be obtained in connection with the transaction.

Reports, opinions, appraisals

Sputnik did not engage financial advisors in connection with the sale of stock, and no report, opinion or appraisal was obtained with respect to the sale of stock, or any financial advisor or third party as to the fairness of the sale of stock to Sputnik’s shareholders from a financial point of view or as to any other matter.

Past contacts, transactions or negotiations

This agreement concerning the sale of stock and all decisions concerning the reasons for the transactions and other alternatives thereto were all undertaken by David LaDuke, our president and director as well as the sole officer and director of AstroChimp, in consultation with the Board of Directors, during November and December 2007. A final decision was made to pursue this alternative on December 8, 2007, as amended and restated on December 15, 2007.

Management of Sputnik Following Sale of Stock

David LaDuke will continue as a president and director of Sputnik after the sale of stock. Mr. Tyde will resign as a member of Sputnik’s Board after the sale of stock.

All expenses of the sale of stock will be borne by Sputnik.

Management of AstroChimp Following Sale of Stock

David LaDuke will be the sole officer and director of AstroChimp following sale of stock.  All expenses of the sale of stock will be borne by Sputnik.

Rights of Dissenting Shareholders

The sale of stock constitutes a sale of substantially all of the assets of Sputnik, which is a corporate action which gives rise to dissenters' rights under the NRS.  A summary and discussion of dissenters' rights available to Sputnik shareholders is set forth in this information statement under the heading "Rights of Dissenting Shareholders."  Dissenters' rights under the NRS are attached to this information statement as Appendix B.

Interests of Directors

In considering the sale of assets, you should be aware that David LaDuke, Sputnik’s Chief Executive Officer, Chief Financial Officer and Director, currently owns 9,000,000 shares of Sputnik and Arthur Tyde, Sputnik’s Director, owns 1,000,000 shares of Sputnik. David LaDuke will be the sole officer, director and shareholder of AstroChimp and Mr. LaDuke will be an officer and director of Laika and Mr. Tyde will be a Director of Laika following the sale of stock.

BUSINESS CONDUCTED

SPUTNIK, INC. AND ITS WHOLLY-OWNED SUBSIDIARY LAIKA, INC.

Description of Business

Sputnik, Inc. was incorporated in Delaware on September 27, 2001.  On February 10, 2005, we filed Articles of Conversion and new articles of incorporation in Nevada and became a Nevada corporation due to lower annual corporate filing fees.

Laika, Inc. was incorporated in Nevada and became Sputnik’s wholly-owned subsidiary through an exchange of stock for assets and assumption of liabilities on November 14, 2007.

Except as set forth above, there have been no reclassifications, sale of stocks, consolidations or purchases or sales of significant amounts of assets not in the ordinary course of Sputnik’s business in the past three years. All of Sputnik’s business developments in the past three years are described below.

The mailing address is 650 5th Street, Suite 303, San Francisco, CA 94107, the telephone number is (415) 355-9500, and the fax number is (415) 354-3342.

Under Sputnik’s agreements with software developers, we have the rights to the software we have had developed for Sputnik’s business. We are now initiating formal legal steps to secure patent rights related to Sputnik’s proprietary software. If we are not successful in securing patent rights for Sputnik’s innovations, Sputnik’s competitors could copy Sputnik’s technology, which, in turn could result in Sputnik’s revenues being reduced.

Sputnik’s customers are service providers and businesses that want to offer their own, proprietary wireless internet access services to their customers. These networks are commonly referred to as Wi-Fi networks. However, Sputnik’s customers do not want to give the general public unrestricted access to these networks. Further, they want the ability to generate revenues from the operation of their networks.

Sputnik provides software that gives service providers and businesses the ability to control and limit access to their Wi-Fi networks. It also provides them the ability to generate revenues from the operation of their networks as follows:

•	Sputnik’s software can be configured by these service providers and businesses to require users to pay a fee for wireless internet access.

•	It can alternatively be configured to require users to view service provider or business marketing information or advertising before the users can obtain free access to the networks.

Sputnik’s software further enables service providers to monitor the status of their networks from anywhere over the internet, to remotely control wireless access points on their network, and to remotely upgrade software running on these access points.

Sputnik software has been developed by independent contractors hired by us on a project basis, and by Sputnik employees. Based upon Sputnik’s agreements with the contractors and employees, intellectual property rights to the software are owned exclusively by Sputnik.

The principal terms of the contractor agreements are as follows:

•	The contractor is given one or more specific project assignments.

•	The contractor is paid a specified fee upon completion of a specific project assignment.

•	The relationship between the parties is that of an independent contractor, and contractor will not be entitled to any of the benefits which we may make available to Sputnik’s employees.

•	All intellectual property rights associated with the project work are irrevocably assigned to us.

•	All information obtained from us in working on the project is confidential.

•	During the project, the contractor will not accept work, enter into a contract, or accept an obligation, inconsistent or incompatible with Contractor’s obligations.

•	Each party has certain termination rights, but the agreements survive any termination.

Sputnik additionally provides Wi-Fi access point hardware and accessories, such as antennas and power supplies. We purchase standard Wi-Fi hardware components from original equipment manufacturers, on an as-needed basis. We then configure these components to work with Sputnik’s software. There are many suppliers of the standard Wi-Fi hardware that we use. Sputnik’s current suppliers include Buffalo Technology; Linksys, a division of Cisco Systems, Inc.; and ValuePoint Networks.

Wi-Fi access points and related equipment that we resell operate in unlicensed radio frequencies.  The wireless access points that we resell are subject to Part 15 of Title 47 of the Code of Federal Communications Commission regulations that apply to the use of low- power, unlicensed wireless devices. We require that the equipment we purchase from original equipment manufacturers for resale fully complies with these regulations. If at some point in the future Sputnik builds proprietary Wi-Fi access point  hardware, we will take  all necessary steps to  comply with these  regulations. Sputnik software technology works with networks operating in both licensed and unlicensed radio frequencies. We are not subject to any other federal, state or local regulations, and we do not anticipate that any probable changes to these regulations will materially affect us.

Based on recent trends, we believe that there will be increased demand for public-access Wi-Fi services, enabling people to wirelessly access the Internet from public venues. JiWire, an online hotspot directory (www.jiwire.com), currently lists over 150,000 Wi-Fi “hotspots” in 135 countries. Correspondingly, Wi-Fi hardware sales should continue to experience growth. According to Infonetics Research, Inc. (“Infonetics”), an international market research and consulting firm covering the data networking and telecommunications industries in North America, Europe, and Asia (www.infonetics.com), over 84 million Wi-Fi hardware units are forecast to ship in 2007,  and Wi-Fi hardware revenue is forecast to top $3.7 billion in 2007.

Marketing

Currently, Sputnik software and hardware is sold through Sputnik’s  online  store at www.sputnik.com. Sputnik customers include  Internet service  providers, wireless Internet service providers,  network system  integrators, and hotspot providers. These  customers purchase and install, at their  expense, Sputnik Wi-Fi technology in  businesses and public venues  such as hotels, airports, resorts,  RV parks, commercial and  residential real estate, cafes, and  marinas. We reach these customers through public relations and  paid online advertising on Google. We do not install Sputnik’s products ourselves. We do not sell directly to the venues described above.

In the year ending December 31, 2006, Sputnik had no customers who accounted for more than 10% of Sputnik’s revenues. In the year ending December 31, 2005, Didji-WiFi of New South Wales, Australia purchased a total of $88,789 worth of products and services from Sputnik, and we recognized $81,914 in revenues. That amount corresponded to 14.7% of Sputnik’s annual revenues for the year ending December 31, 2005.

We license Sputnik’s software on a per wireless access point basis. Software license fees start at $299 per access point and decline based on volume. For example, the per wireless access point license fee if purchasing 10 licenses at once is $169.90. In addition we license add-on software modules that enhance the capabilities of Sputnik’s core software on a per-server basis. These add-on software modules cost between $299 and $499. There are no volume discounts for add-on software modules.

We also provide ongoing services in the form of monthly and annual software subscriptions on a per wireless access point basis. Software subscription fees per access point range from $19.95 to $49.95 monthly, or $199 to $499 annually, depending upon level of service. Volume discount schedules for software subscriptions for up to 10 wireless access points are available.

Sputnik’s hardware ranges from $89 to $6,539 per access point depending upon the features the customer selects, $2,699 for a server pre-loaded with Sputnik software, $99 to $169 for antennas depending upon the features the customer selects, and $69 for power accessories. We do not offer volume discounts on hardware.

In addition, we offer the following on-going services: online and phone-based technical support services, and both online and in-person training at Sputnik’s facilities. Sputnik offers three levels of technical support:

•	Free support. Free installation support is provided for 90 days from date of purchase, and is available by email only.

•	Priority support. Each support incident costs $99 for up to 30 initial minutes of troubleshooting, and $50 for each additional 15 minutes of support or any portion thereof.

•	Urgent support. Each support incident costs $199 for up to 60 initial minutes of troubleshooting, and $50 for each additional 15 minutes of support or any portion thereof.

Competition

Sputnik’s market, business software for Wi-Fi networks, is new and dynamic.  Downward price pressure of managed Wi-Fi access software and services due to the increase of free, open and unmanaged Wi-Fi networks, competition from Wi-Fi technology providers, and competition from cellular broadband alternatives could reduce Sputnik’s market potential.  Additionally, new products may be developed in the future that will supplant Wi-Fi networks and render them obsolete.  If the price of, or demand for, managed Wi-Fi access software and services is depressed downward, or Wi-Fi networks become obsolete, we could lose client market, resulting in insufficient demand for Sputnik’s software.

Many of Sputnik’s current and potential competitors, including Cisco Systems, Inc. (NASDAQ: CSCO), Linksys (a division of Cisco Systems), Netgear Inc. (NASDAQ: NTGR), D-Link Corporation, (Taiwan: 2332.tw), and a number of start-up companies currently operate in the Wi-Fi market. They have significantly greater name recognition, better access to capital, more established distribution networks and relationships with customers.

Sputnik is a much smaller company than Sputnik’s larger competitors. Sputnik’s ability to compete successfully will depend on a number of factors both within and outside Sputnik’s control, including:

•	product innovation;

•	product quality and performance;

•	customer service and support;

•	the experience of Sputnik’s sales, marketing and service professionals;

•	rapid development of new products and features;

•	price; and

•	product and policy decisions announced by competitors.

We intend to compete by focusing on developing and marketing affordable, easy-to-use software and services that enable Sputnik’s customers to:

•	charge for Wi-Fi access; and

•	offer free Wi-Fi services supported by branding or advertising.

Sputnik’s software currently allows Sputnik’s customers to provide these services.

Patents, Trademarks, Copyrights and Licenses

“Sputnik” is Sputnik’s registered trademark in International Class 009, specifically for computer hardware and software for use in providing Internet access.

Research and Development

During each of Sputnik’s fiscal years ending December 31, 2006 and 2005 we have expensed $163,204 and $94,900, respectively, for research and development.

Employees

As of December 31, 2006 Sputnik had seven full-time employees. All other persons who provide services to us, for example legal, accounting, public relations, and software development, are consultants.

Management’s Discussion and Analysis or Plan of Operation.

Overview

Sputnik provides solutions for building and running public access wireless network businesses of any size. We sell software, services, and equipment via our web site to service providers and businesses that want to offer their own, proprietary wireless internet access services to the public. Typically these wireless networks are called Wi-Fi hotspots or hotzones. Sputnik can be found on the internet at www.sputnik.com.

How we generate revenue

Sputnik generates revenue by selling management software (Sputnik Control Center), software subscriptions (SputnikNet), and hardware to build and manage wireless networks.

Sputnik Control Center

Sputnik Control Center is server software that runs in Sputnik’s customers’ data centers. It enables network administrators to provision, manage and secure wireless access points using a web interface.

Sputnik Control Center allows the administrator to track and log who is on the wireless network at any time and how much bandwidth they are using. It provides network security and handles AAA (Access, Authentication and Authorization) by applying dynamic, per-user firewall rules on the access point. In addition, Sputnik Control Center enables rapid, organic deployment of wireless networks; when a Sputnik-Powered Wi-Fi access point is plugged in, it downloads its configuration and can instantly become managed.

Software Modules add flexibility to Sputnik Control Center, allowing service providers to tailor their offerings to suit their unique business goals. Using Sputnik Control Center with one or more Software Modules, providers can generate revenues from the Wi-Fi services they provide, billing their customers’ PayPal accounts, credit cards (in more than 140 currencies), pre-paid cards, or by integrating with third-party billing systems.

SputnikNet

SputnikNet provides the same features as Sputnik Control Center, except that it runs in Sputnik’s data center, and is available to Sputnik’s customers on a monthly or annual subscription basis. SputnikNet enables service providers to remotely manage Wi-Fi hotspots, hotzones, or complete networks over the Internet without having to install or maintain server software. Service providers can simply plug Sputnik-Powered APs into broadband and manage the entire network from any web browser.

Hardware

Sputnik provides a range of indoor and outdoor wireless access points (APs), managed network gateways, a server appliance, plus range extenders and accessories to create virtually any Wi-Fi network configuration. These products are designed to work seamlessly with Sputnik software to enable rapid, plug-n’-play deployment of wireless networks.

The Sputnik Server 1100 is a high-performance, ready-to-rack 1U server appliance pre-loaded with Sputnik Control Center, ten access point licenses and one add-on software module. It is designed for service providers who want to run Sputnik Control Center in their data center, but require a dedicated, pre-configured server.

The Sputnik Gateway 700 is designed to authenticate a large population of concurrent users. The users can be connected through any third-party wired and/or wireless hardware that routes through the Sputnik Gateway 700.

A brief history and recent developments

Sputnik was founded in 2001, incorporated in 2002 and became public in 2007. We are headquartered in San Francisco. Sputnik was named after the first man-made satellite to orbit the Earth, the Sputnik 1, which was launched on October 4, 1957. At Sputnik we believe that the combination of technical innovation and the rapid spread of wireless broadband networking will mark a no less significant milestone in the history of human communication. It is Sputnik’s mission to make possible a world in which broadband wireless connectivity enables people to move about freely while maintaining rich connections to email, the web, instant messaging and all other internet services.

From 2001 to 2006, Sputnik developed and refined Sputnik’s product offerings and business model. Over the last 18 months, we have driven Sputnik’s business toward a subscription-based, software-as-a-service model that carries advantages for Sputnik’s customers and ourselves. Simply, this model creates the lowest cost of entry available for Sputnik’s customers and allows them to align costs with usage and growth of their own networks. The software-as-a-service approach lowers Sputnik’s customers’ capital costs, thereby reducing their risk. From Sputnik’s perspective, once we have sold access points and services into a Wi-Fi network operator, we have created a high gross margin, recurring revenue stream. We have and will continue to optimize Sputnik’s products and business structure to further enhance these mutual benefits.

Results of Operations for the Three Months Ended September 30, 2007 Compared to the Three Months Ended September 30, 2006

Sputnik had revenue of $181,269 for the three months ended September 30, 2007, which was an increase of $55,662 from Sputnik’s revenue for the three months ended September 30, 2006, which was $125,607. The increase in total revenue was primarily due to general increase in business activity, combined with the coincidence of a large order of hardware to for installation into retail chains that plan to offer Wi-Fi services to their customers. We generated $83,382 revenues from the sale of hardware in the September 30, 2007 quarter, an increase of $45,344 from the $38,038 worth of hardware sold in the September 30, 2006 quarter. The increase in hardware revenues was due primarily to the order referenced above. We generated $19,086 revenues from the sale of software licenses in the September 30, 2007 quarter, a decrease of $7,342 from the $26,428 worth of software licenses sold in the September 30, 2006 quarter. However, we generated $62,583 revenues from the sale of recurring software subscriptions in the September 30, 2007 quarter, an increase of $19,127 from the $43,456 worth of software subscriptions sold in the September 30, 2006 quarter. The shift from software license revenue to software subscription revenue is due to customer acceptance of running Sputnik’s software over the internet, and is in line with Sputnik’s business goal to derive most of Sputnik’s software revenues from recurring subscriptions.

In both quarters Sputnik’s revenue streams included: hardware (Wi-Fi access points, antennas, and accessories), proprietary Sputnik software, recurring software subscriptions (SputnikNet setup, monthly, and annual fees), and services (training, support incidents, and consulting). In the September 30, 2007 quarter, revenues broke down as follows: 49% hardware, 11% software, and 37% software subscriptions. In the September 30, 2006 quarter, revenues broke down as follows: 34% hardware, 24% software, and 39% software subscriptions. Profit margins on the resale of hardware ranges from 20% for antennas to 40% for Wi-Fi access points.

Sputnik’s cost of goods sold increased $29,895 to $70,249, for the three months ended September 30, 2007, as compared to cost of goods sold of $40,354 for the three months ended September 30, 2006.  Sputnik’s cost of goods sold increased as a direct result of increased sales of Sputnik’s hardware products.

Sputnik had gross profit of $110,020 for the three months ended September 30, 2007, which was an increase of $24,767 when compared to Sputnik’s gross profit for the three months ended September 30, 2006, which was $ 85,253. Sputnik’s increase in gross profit was attributable to higher sales of hardware and software subscriptions. Sputnik’s gross margin decreased from 68% for the three months ended September 30, 2006 to 61% for the three months ended September 30, 2007 primarily because the percentage of Sputnik’s revenue attributable to hardware sales increased.

Sputnik’s operating expenses increased $157,016, to $288,923 for the three months ended September 30, 2007, as compared to operating expenses of $131,907 for the three months ended September 30, 2006. Sputnik’s operating expenses for the three months ended September 30, 2007 included $286,555 in general and administrative expenses, a $157,635 increase over general and administrative expenses of $128,920 for the three months ended September 30, 2006; and depreciation and amortization expense of $2,368 compared to $2,987 for the three months ended September 30, 2006. The primary reason for the increase in general and administrative expense was due to increased payroll expenses due to an increase in the size of Sputnik’s staff. The increase in general and administrative expenses also included increased advertising and marketing expenses, as well as an increase in Sputnik’s office rent. Other income and losses included an increase in net interest income of $280 for the three months ended September 30, 2007, as compared to net interest expense of $1,353 for the three months ended September 30, 2006.

Sputnik had a net loss of $177,623 for the three months ended September 30, 2007, which represented an increase of $129,616 from Sputnik’s net loss for the three months ended September 30, 2006, which was $48,007.

Results of Operations for the Nine Months Ended September 30, 2007 Compared to the Nine Months Ended September 30, 2006

Sputnik had revenue of $446,913 for the nine months ended September 30, 2007, which was an increase of $53,219 from Sputnik’s revenue for the nine months ended September 30, 2006, which was $393,694. The revenue mix includes a comparable percentage of hardware sales in both periods. However it reflects a shift from software license revenues to a greater contribution from recurring software subscription revenues. In both periods Sputnik’s revenue streams included: hardware (Wi-Fi access points, antennas, and accessories), proprietary Sputnik software, software subscriptions (SputnikNet setup, monthly, and annual fees), and services (training, support incidents, and consulting). In the nine months ended September 30, 2007, revenues broke down as follows: 46% hardware, 15% software, 36% software subscriptions, and 2% services. In the nine months ended September 30, 2006 revenues broke down as follows: 47% hardware, 28% software, 23% software subscriptions, and 1% services. The relative shift from software license sales revenue to recurring software subscription revenue is due to cumulative growth in the number of subscribers to Sputnik’s SputnikNet hosted software service.

Sputnik’s cost of goods sold increased by $29,803, to $159,391, for the nine months ended September 30, 2007, as compared to cost of goods sold of $129,588 for the nine months ended September 30, 2006.  Sputnik’s cost of goods sold increased as a direct result of increased sales of Sputnik’s hardware products.

Sputnik had gross profit of $287,522 for the nine months ended September 30, 2007, which was an increase of $23,416 when compared to Sputnik’s gross profit for the nine months ended September 30, 2006, which was $ 264,106. Sputnik’s increase in gross profit was attributable to Sputnik’s higher overall sales in the 2007 period. Sputnik’s gross margin decreased from 67.1% for the nine months ended September 30, 2006 to 64.3% for the nine months ended September 30, 2007, which was not significant.

Sputnik’s operating expenses increased $418,445, to $791,292 for the nine months ended September 30, 2007, as compared to operating expenses of $372,847 for the nine months ended September 30, 2006. Sputnik’s operating expenses for the nine months ended September 30, 2007 included $784,287 in general and administrative expenses, a $416,132 increase over general and administrative expenses of $368,155 for the nine months ended September 30, 2006; and depreciation and amortization expense of $7,005 compared to $4,692 for the nine months ended September 30, 2006. The primary reason for the increase in general and administrative expense was due to increased payroll expenses in connection with converting consultants to employees, and an increase in the size of Sputnik’s staff. The increase in general and administrative expenses also included increased advertising and marketing expenses, as well as an increase in Sputnik’s office rent. Other income and losses included an increase in net interest income of $2,208 for the nine months ended September 30, 2007, as compared to net interest expense of $2,584 for the nine months ended September 30, 2006.

Sputnik had a net loss of $501,562 for the nine months ended September 30, 2007, which represented an increase of $390,237 from Sputnik’s net loss for the nine months ended September 30, 2006, which was $111,325.

Comparison of the Year ended December 31, 2006 to the Year ended December 31, 2005

Revenue for 2006 was $489,394, which was a decrease of $68,121 from Sputnik’s revenue for 2005, which was $557,515. Sputnik’s revenue decreased as a result of lower sales of hardware and software, combined with higher sales of software subscriptions which are recognized monthly over the period of the subscription. In both years Sputnik’s revenue streams included: hardware (Wi-Fi access points, antennas, and accessories), proprietary Sputnik software, software subscriptions (SputnikNet setup, monthly, and annual fees), and services (training, support incidents, and consulting). In 2006, revenues broke down as follows: 45% hardware, 22% software, 32% software subscriptions, and 1% services. In 2005, revenues broke down as follows: 70% hardware, 20% software, 8% software subscriptions, and 2% services. This shift in Sputnik’s revenue mix occurred as we put more emphasis on selling Sputnik’s software running on third-party Wi-Fi hardware. Profit margins on the resale of hardware ranges from 20% for antennas to 40% for Wi-Fi access points.

Sputnik’s cost of goods sold decreased $107,990, to $169,574, for 2006, as compared to cost of goods sold of $277,564 for 2005.  Sputnik’s cost of goods sold decreased as a direct result of lower sales of Sputnik’s hardware products.

Sputnik had gross profit of $319,820 for 2006, which was an increase of $39,869 when compared to Sputnik’s gross profit for 2005, which was $279,951. As a result of Sputnik’s focus on selling Sputnik’s software running on third-party Wi-Fi hardware Sputnik’s gross margin increased from 50% for 2005 to 65% for 2006.

Sputnik’s operating expenses increased $168,699, to $522,929 for 2006, as compared to operating expenses of $354,230 for 2005. Non-cash compensation decreased by $21,550 from $21,550 in 2005 to $0 in 2006. The decrease in non-cash compensation was due to the fact that we did not issue stock to consultants in 2006. Sputnik’s operating expenses for 2006 included $353,021 in general and administrative costs, a $96,106 increase over general and administrative expense of $256,915 for 2005; research and development expense of $163,204, an increase of $68,304 over research and development expense of $94,900 for 2005; and depreciation and amortization expense of $6,704 which was an increase of $4,289 over depreciation and amortization expense of $2,415 for 2005. Sputnik’s R&D expenditures are directed at adding new features and capabilities to Sputnik’s software products. The increase in operating expenses was primarily due to increased expenses related to payroll, but also included non-material increases in Sputnik’s rent, increased general office expenses due to increases in Sputnik’s staff, hosting fees in connection with the growth of Sputnik’s software subscription service, and increases in Sputnik’s advertising and public relations expenses. Other income and losses included an increase in interest expense of $1,494, to $2,758 for 2006, as compared to interest expense of $1,264 for 2005; interest income of $187 for 2006, which was an increase of $51 over interest income in 2005, which was $136. In 2005 Sputnik had income of $61,000 from a legal settlement; this was not a source of income for us in 2006.

Sputnik had a net loss of $205,680 for 2006, which represented an increase of $191,273 from Sputnik’s net loss for 2005, which was $14,407.

Liquidity and Capital Resources

Sputnik had total assets of $225,403 as of September 30, 2007. This consisted of total current assets of $207,180, which included cash of $86,027, accounts receivable of $60,072, inventory of $17,615 and prepaid expenses of $43,466. Other assets included property and equipment of $12,122 net of $16,391 of accumulated depreciation, and deposit of $6,101. Based on the amount of cash on Sputnik’s balance sheet and Sputnik’s anticipated revenues, we do not believe that we have sufficient funds to operate as a going concern beyond the next quarter without further financing. Should sufficient financing not occur on a timely basis, we will reduce staff and curtail Sputnik’s expansion plans.

Sputnik had total liabilities of $116,246 as of September 30, 2007, which consisted solely of current liabilities and included $52,128 of accounts payable, and $64,118 of accrued liabilities. Sputnik’s bank revolving line of credit had a balance of $0 at September 30, 2007 and is personally secured by the assets of Sputnik’s Directors, David LaDuke and Arthur Tyde. It has a maximum borrowing amount of $107,000, bearing interest at a variable annual rate which was 11% as of September 30, 2007.

Sputnik had an accumulated deficit of $1,601,798 as of September 30, 2007.

Sputnik had net cash used in operating activities of ($539,855) for the nine months ended September 30, 2007, which consisted of net loss of ($501,562), depreciation of $7,005, changes in accounts receivable of ($55,473), inventory of ($7,562), prepaid expenses and other current assets of (33,099), accounts payable and accrued liabilities of $50,836.

Sputnik had net cash used by investing activities of ($4,489) for the nine months ended September 30, 2007, which consisted solely of purchase of property and equipment.

Sputnik had $622,444 in net cash provided by financing activities for the nine months ended September 30, 2007, which consisted solely of proceeds from sale of common stock.

In the nine months ended September 30, 2007, we sold 957,607 shares of Sputnik’s common stock in consideration for an aggregate amount of $622,444. The shares were sold pursuant to Sputnik’s prospectus dated June 15, 2006. The price per share was $.65.

Historically, Sputnik’s cash has been provided by collection of sales revenues and short-term bank line of credit bearing an interest rate of 11% at September 30, 2007. As we expand, we may need to make sizeable cash commitments to hire additional personnel and secure inventory, and the impact of this potential trend on Sputnik’s business is uncertain. We believe that Sputnik’s mix of capital resources will shift from short-term debt to equity-based financing as we operate as a public company, which will cause dilution of current shareholders. Because Sputnik keeps minimal inventories and receivables, the predominant component of Sputnik’s liquidity is Sputnik’s cash on hand.

Sputnik’s ability to continue as a going concern is dependent upon Sputnik’s operations. We do not have any commitments or identified sources of additional capital from third parties or from Sputnik’s officers, directors or majority shareholders. Additional financing may not be available to us on favorable terms, if at all.

Accordingly, Sputnik’s accountants have indicated there is substantial doubt about Sputnik’s ability to continue as a going concern over the next twelve months. Revenues have not been sufficient to cover operating costs and to allow us to continue as a going concern.  Sputnik’s poor financial condition could inhibit Sputnik’s ability to continue in business or achieve Sputnik’s business plan.

Critical Accounting Estimates

Due to the nature of Sputnik’s business, the majority of Sputnik’s revenue is recognized either upon shipping of product or delivery of service. Approximately 4% of Sputnik’s overall revenue is deferred, as it is associated with annual software subscriptions, recognized over the period of the subscription. Stock for compensation is computed at fair value. Since we carry minimal inventories we do not set aside an inventory allowance. We make estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations, and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Description of Properties

We currently rent office space from Townsend Associates, LLC, a California Limited Liability Company , at 650 5th Street, Suite 303, San Francisco, CA 94107.  The rental cost is $2,933 per month.  We signed a three-year lease effective January 1, 2007 for the office space.

Sputnik’s monthly rent will increase to $3,227 on January 1, 2008 and to $3,520 on January 1, 2009.

We do not anticipate any significant difficulties in renewing any facility leases or in leasing alternative or additional space, if required.

Legal Proceedings

There are no pending or threatened lawsuits against us.

Market for Common Stock

Sputnik’s common stock is currently quoted on the OTC BB under the symbol "SPUT."  Sputnik’s common stock commenced quotation on the OTC BB on August 13, 2007.  The stock is thinly traded and transactions in the stock are infrequent and sporadic.  No established trading market exists for Sputnik’s common stock.

The closing sale quotation per share of Sputnik’s common stock, as reported on the OTC BB on December 17, 2007 was $0.16.

The following table sets forth the high and low bid quotations for Sputnik’s common stock for the periods indicated.  These quotations, as reported by the OTC BB, reflect prices between dealers, do not include retail mark-ups, markdowns, or commissions, and may not necessarily represent actual transactions.

Period	High	Low

Quarter ended September 30, 2007	$0.65	$0.37
Current Quarter, to end December 31, 2007	$0.40	$0.16

Outstanding Voting Stock of Sputnik

As of the Record Date, there were 14,763,919 shares of Common Stock issued and outstanding.  The Common Stock constitutes the outstanding class of voting securities of Sputnik.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the stockholders.

No director of Sputnik has informed the registrant in writing that he intends to oppose any action to be taken by Sputnik.  No proposals have been received from security holders.

Holders

As of December 15, 2007, we had 96 shareholders of record of Sputnik’s common stock.

Dividends

We have not declared any cash dividends on Sputnik’s common stock since Sputnik’s inception and do not anticipate paying such dividends in the foreseeable future.  We plan to retain any future earnings for use in Sputnik’s business.  Any decisions as to future payments of dividends will depend on Sputnik’s earnings and financial position and such other facts, as the Board of Directors determines.

Security Ownership of Certain Beneficial Owners and Management

The table below indicates the security ownership of officers, directors and beneficial owners as of the date of this information statement.  Unless otherwise indicated, the business address of each person listed is 650 5th Street, Suite 303, San Francisco, CA 94107.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Ownership Percentage

David LaDuke, president, officer and director	8,000,000	54.2%
Arthur Tyde, director	1,000,000	6.8%
Kathy Giori 1060 Vernier Place Stanford, CA 94305	1,250,000	8.5%
Scott Hutton 423 Dell Avenue Mountain View, CA 94035	1,000,000	6.8%
All executive officers and directors as a group (2 persons)	9,000,000	60.96%

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Sputnik’s auditor relationship with Malone & Bailey, PC has ceased effective October 11, 2007.

(a)(1) Previous Independent Accountant

(i) The Registrant reports that the Registrant's auditor Malone & Bailey, PC was dismissed by the Registrant effective October 11, 2007.

(ii) Malone & Bailey, PC's reports on the Registrant's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii) The decision to dismiss Malone & Bailey, PC as the Registrant's certifying accountants was recommended and approved by the board of directors of the Registrant on October 11, 2007.

(iv) In connection with the audits of the Company's financial statements for the years ended December 31, 2006 and 2005 and any subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone & Bailey, PC, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company's financial statements.

(a)(2) Engagement of Mcelravy, Kinchen & Associates, PC as the Registrant's Independent Accountant.

On October 11, 2007, the Registrant's board of directors recommended and approved the engagement of Mcelravy, Kinchen & Associates, PC, as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2007.

During the years ended December 31, 2006 and 2005 and the subsequent interim periods ended March 31, 2007 and June 30, 2007, and through the date of the firm’s engagement the Registrant did not consult with Mcelravy with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

(a)(3) Sputnik has provided Malone & Bailey, PC with a copy of the disclosures it is making in response to this Item. Sputnik has requested Malone & Bailey, PC to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Malone & Bailey, PC does not agree. Sputnik has filed the letter as exhibit 16 to the current report containing this disclosure.

ASTROCHIMP, INC.

Description of Business

AstroChimp, Inc. was incorporated in Nevada on December 10, 2007 for the sole purpose of acquiring the stock of Laika. It has conducted no operations.

Employees

As of December 31, 2007 we had one employee, Mr. LaDuke.

Plan of Operation

Following the acquisition of the stock of Laika, AstroChimp intends to continue the operations of Sputnik/Laika.

Notice of a proposed offering to be registered under the 1933 Act in accordance with Rule 135 of the 1933 Act.

Legend. This Notice does not constitute an offer of any securities for sale.

This notice is limited to the following information:

•	The name of the issuer: AstroChimp, Inc.

•	The title, amount and basic terms of the securities offered: 12,682,348 shares of common stock at a price not to exceed $.001 per share

•	The amount of the offering, if any, to be made by selling security holders: None

•
The anticipated timing of the offering: Following a registration statement, anticipated to be filed within 120 days of the closing of the acquisition of the stock of Laika, being declared effective by the SEC

•
A brief statement of the manner and the purpose of the offering, without naming the underwriters: The offering will be conducted by the officer and director of AstroChimp, without compensation and without underwriters. The purpose of the offering is to allow existing shareholders of Sputnik to acquire a comparable equity interest in AstroChimp/Laika

•	Whether the issuer is directing its offering to only a particular class of purchasers: The offering will be directed only to existing shareholders of Sputnik other than Mr. LaDuke

•	Any statements or legends required by the laws of any state or foreign country or administrative authority: None

Description of Properties

AstroChimp currently shares office space with Sputnik/Laika for no charge.

Legal Proceedings

There are no pending or threatened lawsuits against AstroChimp.

Market for Common Stock

AstroChimp’s common stock is not quoted on any securities exchange and is not anticipated to be quoted on any securities exchange in the future.  No established trading market exists or is anticipated to exist in the future for AstroChimp. common stock.

Outstanding Voting Stock of AstroChimp

As of the December 15, 2007, there were 15,000,000 shares of Common Stock issued and outstanding.  The Common Stock constitutes the outstanding class of voting securities of AstroChimp.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the stockholders.

No director of AstroChimp has informed the registrant in writing that he intends to oppose any action to be taken by AstroChimp.  No proposals have been received from security holders.

Holders

As of December 15, 2007, we had 1 shareholder of record of AstroChimp’s common stock.

Dividends

We have not declared any cash dividends on AstroChimp’s common stock since AstroChimp’s inception and do not anticipate paying such dividends in the foreseeable future.  We plan to retain any future earnings for use in AstroChimp’s business.  Any decisions as to future payments of dividends will depend on AstroChimp’s earnings and financial position and such other facts as the Board of Directors determines.

Security Ownership of Certain Beneficial Owners and Management

The table below indicates the security ownership of officers, directors and beneficial owners as of the date of this information statement.  Unless otherwise indicated, the business address of each person listed is 650 5th Street, Suite 303, San Francisco, CA 94107.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Ownership Percentage

David LaDuke, president, officer and director	15,000,000	100%
All executive officers and directors as a group (1 person)	15,000,000	100%

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

PROPOSAL TWO - AUTHORIZATION OF PREFERRED STOCK

Sputnik currently has no authorized preferred stock. The Board believes that the authorization of the preferred shares would provide a purchaser of controlling interest in Sputnik greater flexibility with respect to Sputnik’s capital structure for such purposes as additional equity financings and stock based acquisitions.

Resolution

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation of Sputnik, Inc. (the “Corporation”) be amended, and all such further and other steps necessary or desirable under the laws of Nevada be taken in order to add the following amendment to the third paragraph of the Articles of Incorporation:

In addition to the 50,000,000 shares of Common Stock, the aggregate number of shares which this Corporation will have authority to issue is an additional 10,000,000 shares which will be designated “Preferred Stock”.

The shares of Preferred Stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors.  The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of Preferred Stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Nevada.

Any officer, director or agent of Sputnik be and is hereby authorized and directed, for and on behalf of Sputnik, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such amendment shall be effective on such date as may be determined by the Board of Directors of Sputnik.

Preferred Stock

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board upon issuance. The authorization of such blank check preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of Sputnik's Articles of Amendment to the Articles of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders.  The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of Sputnik and its stockholders.  The amendment to the Articles of Incorporation would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of Sputnik and its stockholders.

The amendment would provide Sputnik with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose.  It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by Sputnik, or issuance as part or all of the consideration required to be paid by Sputnik for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of Sputnik by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Sputnik. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Sputnik by means of a tender offer, proxy contest, sale of stock or otherwise.  The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of Sputnik by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

Although the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire Sputnik to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

Sputnik has no present plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

PROPOSAL THREE - NAME CHANGE

The purpose of authorizing the Board of Directors to implement a future name change is to allow Laika to reclaim its name as Sputnik, Inc. after the sale of stock.

Resolution to Approve the Authorization for Name Change Proposal

The special resolution approving the foregoing is as follows:

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation of Sputnik, Inc. (the “Corporation”) be amended, and all such further and other steps necessary or desirable under the laws of Nevada be taken in order to change the name of Sputnik to Sputnik Enterprises, Inc. upon the conclusion of a sale of stock of Laika, Inc. to AstroChimp, Inc.. Any officer, director or agent of Sputnik be and is hereby authorized and directed, for and on behalf of Sputnik, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such amendment shall be effective on such date as may be determined by the Board of Directors of Sputnik.

RIGHTS OF DISSENTING SHAREHOLDERS

Under Nevada law you do have the right to dissent from the sale of stock (disposal of assets) and obtain cash payment for the "fair value" of your shares, as determined in accordance with the NRS.  Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the disposal of assets under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute.  The text of the statute is set forth in Exhibit B.  This description is not intended to be complete.  If you are considering exercising your dissenters' rights with respect to the disposal of assets, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights.  Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada law.  If you are considering dissenting, you should consult with your own legal advisor.

To exercise your dissenter's rights, you must:

•
before the effective date of the sale of stock , deliver written notice to Sputnik, Inc. c/o Corporate Secretary, 650 5th Street, Suite 303, San Francisco, CA 94107, stating that you intend to demand payment for your shares if the sale of stock is completed; and

•
in the event Sputnik was accepting proxies, not vote your shares in favor of the sale of stock , either by proxy or in person. If you satisfy these conditions, we will send you a written dissenter's notice within 10 days after the disposal is effective.

This dissenter's notice will:

•	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•	inform holders of uncertificated shares to what extend the transfer of their shares will be restricted after their payment demand is received.

•
supply a form of payment demand that includes a required certification that the dissenting shareholder acquired beneficial ownership of the shares prior to the date the disposal of assets was first publicly announced;;

•	set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and

•	provide you a copy of Nevada's dissenters' rights statute.

After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

•	certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and

•	deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT THE NEVADA'S DISSENTERS' RIGHTS STATUTE.  YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELLED OR MODIFIED BY THE COMPLETION OF THE DISPOSAL OF ASSETS.

Within 30 days after receiving your properly executed payment demand, Sputnik will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the disposal of assets until the date of payment).  The payment will be accompanied by:

•
Sputnik's balance sheet as of the end of a fiscal year ended not more than 16 mouths before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of Nevada's dissenters' rights statute.

Sputnik may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice.  If we withhold payment, after the consummation of the disposal of assets, Sputnik will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you until satisfaction of your demand.  The offer will contain a statement of Sputnik’s estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

If you believe that the amount Sputnik pays in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and Sputnik's.  You must make such demand within 30 days after Sputnik has made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after Sputnik receives your demand, Sputnik will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest.  If Sputnik does not commence such legal action within the 60-day period, Sputnik will have to pay the amount demanded for all unsettled demands.  All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount Sputnik paid; or

•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

Sputnik will pay the costs and expenses of the court proceeding unless the court finds the dissenters acted arbitrarily, vexatious, or in bad faith; in such instance, the costs will be equitably distributed.  Attorney's tees will be divided as the court considers equitable.

FAILURE T0 FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.  IF DISSENTERS' RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE SALE OF STOCK.  IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA'S DISSENTERS' RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE DISPOSAL OF ASSETS YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

ADDITIONAL INFORMATION

Sputnik is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy, and information statements, and other information with the SEC. Such reports, proxy, and information statements, and other information filed can be inspected and copied at the public reference facilities maintained by the SEC at 100 F St. N.E., Washington, D.C. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F St. N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy, and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

For additional information please contact David LaDuke at 415-355-9500.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one request for written consent via proxy is being delivered to multiple security holders sharing an address unless Sputnik has received contrary instructions from one or more of the security holders. Sputnik shall deliver promptly upon written or oral request a separate copy of the request for written consent via proxy to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify Sputnik that the security holder wishes to receive a separate copy of the request for written consent via proxy by sending a written request to Sputnik below, or by calling Sputnik at the number below and requesting a copy of the request for written consent via proxy. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future request for written consent via proxy and annual reports.

BOARD APPROVAL

The content and the sending of this Proxy Statement have been approved by the Board of Directors of Sputnik.

By Order of the Board of Directors
SPUTNIK, INC.

David LaDuke David LaDuke Chief Executive Officer

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

SPUTNIK, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
   Sputnik, Inc.
   San Francisco, California

We have audited the accompanying balance sheet of Sputnik, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ deficit and of cash flows for each of the two years then ended. These financial statements are the responsibility of the management of Sputnik, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sputnik, Inc. as of December 31, 2006, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Sputnik will continue as a going concern. As shown in the financial statements, Sputnik suffered recurring losses from operations and has a working capital deficiency at December 31, 2006. These factors and others raise substantial doubt about Sputnik’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 2 to the financial statements. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or to the amounts and classification of liabilities that might be necessary in the event Sputnik cannot continue in existence.

MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas

April 12, 2007

SPUTNIK, INC.
BALANCE SHEET
December 31, 2006

ASSETS
Current Assets
Cash	$7,927
Accounts receivable	4,599
Inventory	10,053
Prepaid expenses	7,901
Total Current Assets	30,480

Property and equipment, net of accumulated depreciation of $9,386	14,638
Deposit	8,567

TOTAL ASSETS	$53,685

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$45,940
Accrued liabilities	19,470
Total Current Liabilities	65,410

Stockholders’ Deficit
Common stock, $.001 par value, 50,000,000 shares authorized,
13,806,312 shares issued and outstanding	13,806
Additional paid-in capital	1,074,705
Retained deficit	(1,100,236)
Total Stockholders’ Deficit	(11,725)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$53,685

See summary of accounting policies and notes to financial statements.

SPUTNIK, INC.
STATEMENTS OF OPERATIONS
Years Ended December 31, 2006 and 2005

	2006	2005

Revenue	$489,394	$557,515
Cost of goods sold	169,574	277,564

Gross profit	319,820	279,951

Expenses
General and administrative costs	353,021	256,915
Research and development	163,204	94,900
Depreciation and amortization	6,704	2,415
Total operating expense	522,929	354,230

Operating Loss	(203,109)	(74,279)

Gain on legal settlement	-	61,000
Interest income	187	136
Interest expense	(2,758)	(1,264)
NET LOSS	$(205,680)	$(14,407)

Basic and diluted loss per share	$(0.02)	$(0.00)
Weighted average shares outstanding	13,552,020	13,513,919

See summary of accounting policies and notes to financial statements.

SPUTNIK, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
Years Ended December 31, 2006 and 2005

	Common		Additional Paid	Retained
	Shares	Stock	in Capital	Deficit	Totals

Balances, December 31, 2004	6,694,358	$6,694	$106,770	$(880,149)	$(766,685)

Share issuances:
For stock payable	6,894,061	6,894	675,547	-	682,441
For cash	810,000	810	80,190	-	81,000
For services	215,500	216	21,334	-	21,550

Shares returned	(1,100,000)	(1,100)	1,100	-	-

Net loss	-	-	-	(14,407)	(14,407)
Balances, December 31, 2005	13,513,919	$13,514	$884,941	$(894,556)	$3,899

Share issuances:
For cash	292,393	292	189,764	-	190,056

Net loss	-	-	-	(205,680)	(205,680)
Balances, December 31, 2006	13,806,312	$13,806	$1,074,705	$(1,100,236)	$(11,725)

See summary of accounting policies and notes to financial statements.

SPUTNIK, INC.
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2005 and 2004

	2006	2005

Cash Flows from Operating Activities
Net loss	$(205,680)	$(14,407)
Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:
Depreciation	6,704	2,415
Stock based compensation	-	21,550
Changes in working capital:
Accounts receivable	(2,779)	3,786
Inventory	9,672	15,567
Prepaid expenses and other current assets	(2,823)	(3,708)
Deposit	(5,867)	-
Accounts payable and accrued liabilities	4,804	(9,306)
Net cash provided by (used in) operating activities	(195,969)	15,897

Cash Flows from Investing Activities
Purchase of property and equipment	(12,942)	(7,866)

Cash Flows from Financing Activities
Line of credit	-	(70,820)
Common stock issued for cash	190,056	81,000
Net cash provided by financing activities	190,056	10,180

Net change in cash	(18,855)	18,211
Cash at beginning of year	26,782	8,571
Cash at end of year	$7,927	$26,782

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$2,758	$1,264
Cash paid for income taxes	-	-

Supplemental Non-cash Investing and Financing Information
Stock issued for debt	$-	$682,441

See summary of accounting policies and notes to financial statements.

SPUTNIK, INC.
Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business. Sputnik, Inc. was incorporated in Delaware on September 27, 2001.  On February 10, 2005, we filed Articles of Conversion and new articles of incorporation in Nevada and became a Nevada corporation. Sputnik provides software for public Wi-Fi services. Sputnik’s software is designed to give service providers and businesses the ability to control access to their Wi-Fi networks, and to offer free, branded, or fee-based Wi-Fi services. The software also enables centralized, web-based management of Wi-Fi networks. Sputnik also provides Wi-Fi hardware components that are pre-configured to work with Sputnik software.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations, and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Sputnik considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. Sputnik recognizes revenue for hardware, software and services when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped or service is provided. Sputnik is responsible for fulfillment of the product or service, including the acceptability of the product or service ordered or purchased. Sputnik takes title to a product before it is ordered by a customer and has latitude in establishing a price with the customer. In all cases Sputnik reconfigures the software prior to delivery to the customer using multiple suppliers with discretion in choosing between suppliers. Sputnik is involved in the determination of product or service specifications. Sputnik has both physical loss inventory risk and credit risk. Sputnik generates service revenues primarily by selling monthly or annual subscriptions to its software, which it hosts on its servers. Service revenue is recognized as it is earned. In addition, it generates service revenues by selling technical support, online or in-person training sessions, and online configuration services.

Allowance for Doubtful Accounts. Sputnik records a reduction to revenue for estimates for returns based on management’s estimate of likely losses per year, past experience and an estimate of current year uncollectible amounts. There was no allowance for doubtful accounts as of December 31, 2006.

Inventory. Inventory consists of finished goods to be sold to customers that use them to build Sputnik wireless networks is stated at the lower of average cost or market.

Property and Equipment. Property and Equipment is valued at cost. Additions are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated five-year useful lives of the assets.

Impairment of Long-Lived Assets. Sputnik reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. Sputnik assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Stock Compensation. Sputnik issues stock as compensation to employees and outside consultants for services rendered. These shares are recorded at the fair value of the stock as measured on the date or dates the services were rendered.

On January 1, 2006, Sputnik adopted SFAS No. 123 (R), “Share-Based Payment.” SFAS 123(R) replaced SFAS No. 123 and supersedes APB Opinion No. 25. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The pro forma disclosures previously permitted under SFAS 123 are no longer an alternative to financial statement recognition. Sputnik adopted SFAS 123(R) using the modified prospective method which requires the application of the accounting standard as of January 1, 2006. The financial statements as of and for the year ended December 31, 2006 reflect the impact of adopting SFAS 123(R). In accordance with the modified prospective method, the financial statements for prior periods have not been restated to reflect, and do not include, the impact of SFAS 123(R). Since Sputnik has not granted options during the year ended December 31, 2006 or during any period prior to January 1, 2006, the adoption of SFAS 123(R) had no impact.

Income Taxes. Sputnik recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Sputnik provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Basic and Diluted Net Loss Per Share. Basic and diluted net loss per share are computed by dividing the net loss by the weighted average number of shares of common stock and common stock equivalents outstanding during the years. Common stock equivalents consist of common stock issuable under Sputnik’s stock compensation plan for its employees and consultants. Common stock equivalents are not included in diluted loss per share calculations because they would be anti-dilutive. There were no common stock equivalents during 2006 and 2005.

Recently Issued Accounting Pronouncements. Sputnik does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming that Sputnik will continue as a going concern. As shown in the accompanying financial statements, Sputnik suffered losses of $205,680 and $14,407 in 2006 and 2005, respectively, has an accumulated deficit of $1,100,236 and a working capital deficit of $34,930 at December 31, 2006. These conditions raise substantial doubt as to Sputnik’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if Sputnik is unable to continue as a going concern. Management intends to finance these deficits by selling its common stock.

NOTE 3 - BANK REVOLVING LINE OF CREDIT

Sputnik has a revolving line of credit that is secured by the assets of certain stockholders. The line of credit has a maximum borrowing amount of $107,000, an interest rate of 11% and no balance due at December 31, 2006.

NOTE 4 - INCOME TAXES

Sputnik uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2006 and 2005, Sputnik incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carryforward has been fully reserved. The cumulative net operating loss carryforward is approximately $685,679 at December 31, 2006, and will expire in years 2023 through 2026.

At December 31, 2006, deferred tax assets consisted of the following:

Net operating losses	$233,131
Less: valuation allowance	(233,131)

Net deferred tax asset	$-

NOTE 5 - PROPERTY, PLANT & EQUIPMENT

Property and equipment as of December 31, 2006 consists of the following:

Description
Computers and office equipment	$24,024
Less: Accumulated depreciation	(9,386)
Property & equipment, net	$14,638

Depreciation expense for was $6,704 and $2,415 for the years ended December 31, 2006 & 2005, respectively.

NOTE 6 - COMMITMENTS

Beginning in 2007, Sputnik leases office space under an operating lease that expires in December 2009 that requires monthly rental payments of $2,933, $3,277 and $3,520 per month for the years 2007, 2008 and 2009, respectively, for an aggregate of $35,196 in 2007, $38,724 in 2008 and $42,420 in 2009. Rent expense was $17,313 and $16,200 in 2006 and 2005 respectively.

NOTE 7 - EQUITY

Sputnik was incorporated on September 27, 2001 in the State of Delaware, with 10,000,000 shares of authorized stock at $0.0001 par value. On February 10, 2005 Sputnik converted to a Nevada Corporation, with 50,000,000 shares of authorized stock at $0.001 par value. The newly authorized shares and par value are reflected retroactively in the accompanying financial statements.

In December 2005, Sputnik issued 215,500 shares to the consultants, valued at $21,550 for compensation expense.

In April 2005, Sputnik issued 6,894,061 shares for a stock payable of $682,441

In 2005, Sputnik sold 810,000 shares of common stock for $81,000 of cash.

From August 1, 2006 to December 31, 2006, we sold 292,393 shares of our Common Stock in a  best efforts, no minimum, direct public offering, without any involvement of underwriters or broker-dealers, to 14 investors in consideration for an  aggregate amount of $190,056. The price per share was $.65 in this offering. On October 10, 2006 we filed a prospectus supplement to extend the offering until February 10, 2007.

NOTE 8 - STOCK OPTION PLAN

In April 2005, Sputnik terminated its 2003 Stock Option Plan (“the Plan”). Sputnik did not issue any options under the Plan. As of December 31, 2006, Sputnik had no options or warrants outstanding.

NOTE 9 - CONCENTRATIONS

For the year ended December 31, 2006, no customers accounted for more than 10% of revenues. For the year ended December 31, 2005, one customer accounted for 14.7% of revenues.

NOTE 10 - SUBSEQUENT EVENTS

From January 1, 2007 to February 10, 2007, the Company sold 957,607 shares of our common stock in the same offering, without any involvement of underwriters or broker-dealers, to 25 investors in consideration for an  aggregate amount of $622,445. The price per share was $.65 in this offering. The shares were issued in March 2007.

SPUTNIK, INC.
BALANCE SHEETS
September 30, 2007 and December 31, 2006
(unaudited)

	September 30, 2007	December 31, 2006
ASSETS
Current Assets
Cash	$86,027	$7,927
Accounts receivable	60,072	4,599
Inventory	17,615	10,053
Prepaid software subscription	34,396	4,968
Prepaid expenses and other assets	9,070	2,933
Total Current Assets	207,180	30,480

Property and equipment, net of accumulated depreciation of $16,391 and $9,386, respectively	12,122	14,638
Deposit	6,101	8,567
TOTAL ASSETS	$225,403	$53,685

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$52,128	$45,940
Accrued liabilities	64,118	19,470
Total Current Liabilities	116,246	65,410

Stockholders' Equity (Deficit)
Common stock, $.001 par value, 50,000,000 shares authorized, 14,763,919 and 13,806,312 shares issued and outstanding, respectively	14,764	13,806
Paid-in capital	1,696,191	1,074,705
Accumulated deficit	(1,601,798)	(1,100,236)
Total Stockholders' Equity (Deficit)	109,157	(11,725)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$225,403	$53,685

See accompanying summary of accounting policies
and notes to financial statements.

SPUTNIK, INC.
STATEMENTS OF OPERATIONS
Three and Nine Months Ended September 30, 2007 and 2006
(unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2007		2006		2007		2006

Revenue		$181,269		$125,607		$446,913		$393,694
Cost of goods sold		70,249		40,354		159,391		129,588
Gross profit		110,020		85,253		287,522		264,106

Expenses:
General and administrative costs		286,555		128,920		784,287		368,155
Depreciation and amortization		2,368		2,987		7,005		4,692
Total operating expense		(288,923)		(131,907)		(791,292)		(372,847)
Operating Loss		(177,903)		(46,654)		(503,770)		(108,741)

Interest income		731		-		2,819		-
Interest expense		(451)		(1,353)		(611)		(2,584)

NET LOSS		$(177,623)		$(48,007)		$(501,562)		$(111,325)

Basic and diluted loss per share	$	(0.01)	$	(0.00)	$	(0.03)	$	(0.01)
Weighted average shares outstanding		14,763,919		13,556,158		14,458,748		13,528,153

See accompanying summary of accounting policies
and notes to financial statements.

SPUTNIK, INC.
STATEMENTS OF CASH FLOWS
Nine Months Ended September 30, 2007 and 2006
(unaudited)

	2007	2006
Cash Flows from Operating Activities
Net loss	$(501,562)	$(111,325)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	7,005	4,692
Changes in:
Accounts receivable	(55,473)	(651)
Inventory	(7,562)	(2,688)
Prepaid expenses and other assets	(33,099)	2,011
Accounts payable and accrued liabilities	50,836	(5,943)
Net cash used in operating activities	(539,855)	(113,904)

Cash Flows from Investing Activities
Purchase of property and equipment	(4,489)	(11,727)

Cash Flows from Financing Activities
Net proceeds from line of credit	-	68,698
Common stock issued for cash	622,444	43,550
Net cash provided by financing activities	622,444	112,248

Net change in cash	78,100	(13,383)
Cash at beginning of period	7,927	26,782
Cash at end of period	$86,027	$13,399

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$611	$-
Cash paid for income taxes	-	-

See accompanying summary of accounting policies
and notes to financial statements.

SPUTNIK, INC.
Notes to Financial Statements
(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Sputnik, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with Sputnik’s audited 2006 annual financial statements and notes thereto filed with the SEC on form 10-KSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the result of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements, which would substantially duplicate the disclosure required in Sputnik’s 2006 annual financial statements have been omitted.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming that Sputnik will continue as a going concern. As shown in the accompanying financial statements, Sputnik suffered losses of $501,562 for the nine months ended September 30, 2007 and has an accumulated deficit of $1,601,798 at September 30, 2007. These conditions raise substantial doubt as to Sputnik's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if Sputnik is unable to continue as a going concern. Management intends to finance these deficits by selling its common stock.

NOTE 3 - EQUITY

From January 1, 2007 to February 10, 2007, Sputnik sold 957,607 shares of common stock for $622,444. The price per share was $.65 in this offering. The shares were issued in March 2007.

NOTE 4 - PREPAID SOFTWARE SUBSCRIPTION

Sputnik entered into a three year lease for a web based accounting software system. The lease was paid in advance. Sputnik is amortizing the prepaid amount over the life of the lease.

NOTE 5 - SUBSEQUENT EVENT

Laika, Inc. was incorporated in Nevada and became Sputnik’s wholly-owned subsidiary through an exchange of stock for assets and assumption of liabilities on November 15, 2007.

On December 15, 2007, Sputnik agreed to sell all of the Stock of Laika to AstroChimp for $65,000 in cancellation of indebtedness of Sputnik to David LaDuke as of said date.

Pro Forma Financial Statements

SPUTNIK, INC.
PRO FORMA BALANCE SHEETS
December 31, 2006
(unaudited)

	December 31, 2006	Adjustments	Pro Forma December 31, 2006
ASSETS
Current Assets
Cash	$7,927	$(7,927)	$-
Accounts receivable	4,599	(4,599)	-
Due from affiliate	-	65,000	65,000
Inventory	10,053	(10,053)	-
Prepaid expenses and other assets	7,901	(7,901)	-
Total Current Assets	30,480	34,520	65,000

Property and equipment, net of accumulated depreciation of $9,386	14,638	(14,638)	-
Deposit	8,567	(8,567)	-
TOTAL ASSETS	$53,685	$11,315	$65,000

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$45,940	$(45,940)	$-
Accrued liabilities	19,470	(19,470)	-
Total Current Liabilities	65,410	(65,410)	-

Stockholders' Equity (Deficit)
Common stock, $.001 par value, 50,000,000 shares authorized, 13,806,312 shares issued and outstanding	13,806	-	13,806
Paid-in capital	1,074,705	-	1,074,705
Accumulated deficit	(1,100,236)	76,725	(1,023,511)
Total Stockholders' Equity (Deficit)	(11,725)	76,725	65,000
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$53,685	$11,315	$65,000

See notes to pro forma financial statements.

SPUTNIK, INC.
PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006
(unaudited)

	December 31, 2006		Adjustments	Pro Forma December 31, 2006

Revenue		$489,394	$(489,394)		$-
Cost of goods sold		169,574	(169,574)		-
Gross profit		319,820	(319,820)		-

Expenses:
General and administrative costs		353,021	(353,021)		-
Research and development		163,204	(163,204)
Depreciation and amortization		6,704	(6,704)		-
Total operating expense		522,929	(522,929)		-
Operating Loss		(203,109)	203,109		-

Interest income		187	(187)		-
Interest expense		(2,758)	2,758		-
Gain on sale of subsidiary		-	(76,725)		(76,725)

NET LOSS		$(205,680)	$128,955		$(76,725)

Basic and diluted loss per share	$	(0.02)		$	(0.00)
Weighted average shares outstanding		13,552,020			13,552,020

See notes to pro forma financial statements.

SPUTNIK, INC.
Notes to Pro Forma Financial Statements
(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma interim financial statements of Sputnik, Inc. give effect to the sale of the stock of Sputnik’s wholly owned subsidiary, Laika, Inc. for $65,000 to AstroChimp, Inc. a Nevada Corporation owned by Sputnik’s President. The sale resulted in a loss on sale of subsidiary of $76,725. The unaudited pro forma financial statements are presented as if the transaction had occurred on January 1, 2006.

Sputnik’s articles of incorporation were amended to add 10,000,000 authorized shares of preferred stock with a par value of $0.001.

Concurrent with the sale of Laika’s stock, Sputnik changed its name to Sputnik Enterprises, Inc.

SPUTNIK, INC.
PRO FORMA BALANCE SHEETS
December 31, 2005
(unaudited)

	December 31, 2005	Adjustments	Pro Forma December 31, 2005
ASSETS
Current Assets
Cash	$26,782	$(26,782)	$-
Accounts receivable	1,820	(1,820)	-
Due from affiliate	-	65,000	65,000
Inventory	19,725	(19,725)	-
Prepaid expenses and other assets	5,078	(5,078)	-
Total Current Assets	53,405	11,595	65,000

Property and equipment, net of accumulated depreciation of $2,682	8,400	(8,400)	-
Deposit	2,700	(2,700)	-
TOTAL ASSETS	$64,505	$495	$65,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$38,840	$(38,840)	$-
Accrued liabilities	21,766	(21,766)	-
Total Current Liabilities	60,606	(60,606)	-

Stockholders' Equity
Common stock, $.001 par value, 50,000,000 shares authorized, 13,513,919 shares issued and outstanding	13,514	-	13,514
Paid-in capital	884,941	-	884,941
Accumulated deficit	(894,556)	61,101	(833,455)
Total Stockholders' Equity	3,899	61,101	65,000
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$64,505	$495	$65,000

See notes to pro forma financial statements.

SPUTNIK, INC.
PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005
(unaudited)

	December 31, 2005		Adjustments	Pro Forma December 31, 2005

Revenue		$557,515	$(557,515)		$-
Cost of goods sold		277,564	(277,564)		-
Gross profit		279,951	(279,951)		-

Expenses:
General and administrative costs		256,915	(256,915)		-
Research and development		94,900	(94,900)
Depreciation and amortization		2,415	(2,415)		-
Total operating expense		354,230	(354,230)		-
Operating Loss		(74,279)	74,279		-

Gain on legal settlement		61,000	(61,000)		-
Interest income		136	(136)		-
Interest expense		(1,264)	1,264		-
Gain on sale of subsidiary		-	(61,101)		(61,101)

NET LOSS		$(14,407)	$46,694		$(61,101)

Basic and diluted loss per share	$	(0.00)		$	(0.00)
Weighted average shares outstanding		13,513,919			13,513,919

See notes to pro forma financial statements.

SPUTNIK, INC.
Notes to Pro Forma Financial Statements
(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma interim financial statements of Sputnik, Inc. give effect to the sale of the stock of Sputnik’s wholly owned subsidiary, Laika, Inc. for $65,000 to AstroChimp, Inc. a Nevada Corporation owned by Sputnik’s President. The sale resulted in a loss on sale of subsidiary of $61,101. The unaudited pro forma financial statements are presented as if the transaction had occurred on January 1, 2005.

Sputnik’s articles of incorporation were amended to add 10,000,000 authorized shares of preferred stock with a par value of $0.001.

Concurrent with the sale of Laika’s stock, Sputnik changed its name to Sputnik Enterprises, Inc.

SPUTNIK, INC.
PRO FORMA BALANCE SHEETS
September 30, 2007
(unaudited)

	September 30, 2007	Adjustments	Pro Forma September 30, 2007
ASSETS
Current Assets
Cash	$86,027	$(86,027)	$-
Accounts receivable	60,072	(60,072)	-
Due from affiliate	-	65,000	65,000
Inventory	17,615	(17,615)	-
Prepaid expenses and other assets	43,466	(43,466)	-
Total Current Assets	207,180	(142,180)	65,000

Property and equipment, net of accumulated depreciation of $16,391	12,122	(12,122)	-
Deposit	6,101	(6,101)	-
TOTAL ASSETS	$225,403	$(160,403)	$65,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$52,128	$(52,128)	$-
Accrued liabilities	64,118	(64,118)	-
Total Current Liabilities	116,246	(116,246)	-

Stockholders' Equity
Common stock, $.001 par value, 50,000,000 shares authorized, 14,763,919 shares issued and outstanding	14,764	-	14,764
Paid-in capital	1,696,191	-	1,696,191
Accumulated deficit	(1,601,798)	(44,157)	(1,645,955)
Total Stockholders' Equity	109,157	(44,157)	65,000
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$225,403	$(160,403)	$65,000

See notes to pro forma financial statements.

SPUTNIK, INC.
PRO FORMA STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2007
(unaudited)

	September 30, 2007		Adjustments	Pro Forma September 30, 2007

Revenue		$446,913	$(446,913)		$-
Cost of goods sold		159,391	(159,391)		-
Gross profit		287,522	(287,522)		-

Expenses:
General and administrative costs		784,287	(784,287)		-
Depreciation and amortization		7,005	(7,005)		-
Total operating expense		791,292	(791,292)		-
Operating Loss		(503,770)	503,770		-

Interest income		2,819	(2,819)		-
Interest expense		(611)	611		-
Gain on sale of subsidiary		-	(44,157)		(44,157)

NET LOSS		$(501,562)	$457,405		$(44,157)

Basic and diluted loss per share	$	(0.03)		$	(0.00)
Weighted average shares outstanding		14,458,748			14,458,748

See notes to pro forma financial statements.

SPUTNIK, INC.
Notes to Pro Forma Financial Statements
(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma interim financial statements of Sputnik, Inc. give effect to the sale of the stock of Sputnik’s wholly owned subsidiary, Laika, Inc. for $65,000 to AstroChimp, Inc. a Nevada Corporation owned by Sputnik’s President. The sale resulted in a loss on sale of subsidiary of $44,157. The unaudited pro forma financial statements are presented as if the transaction had occurred on January 1, 2007.

Sputnik’s articles of incorporation were amended to add 10,000,000 authorized shares of preferred stock with a par value of $0.001.

Concurrent with the sale of Laika’s stock, Sputnik changed its name to Sputnik Enterprises, Inc.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
BALANCE SHEET
December 31, 2006
(unaudited)

ASSETS
Current Assets
Cash	$7,927
Accounts receivable	4,599
Inventory	10,053
Prepaid expenses	7,901
Total Current Assets	30,480

Property and equipment, net of accumulated depreciation of $9,386	14,638
Deposit	8,567

TOTAL ASSETS	$53,685

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$45,940
Accrued liabilities	19,470
Total Current Liabilities	65,410

Stockholders’ Deficit
Common stock, $.001 par value, 50,000,000 shares authorized,
13,806,312 shares issued and outstanding	13,806
Additional paid-in capital	1,074,705
Retained deficit	(1,100,236)
Total Stockholders’ Deficit	(11,725)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$53,685

See summary of accounting policies and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
STATEMENTS OF OPERATIONS
Years Ended December 31, 2006 and 2005
 (unaudited)

	2006	2005

Revenue	$489,394	$557,515
Cost of goods sold	169,574	277,564

Gross profit	319,820	279,951

Expenses
General and administrative costs	353,021	256,915
Research and development	163,204	94,900
Depreciation and amortization	6,704	2,415
Total operating expense	522,929	354,230

Operating Loss	(203,109)	(74,279)

Gain on legal settlement	-	61,000
Interest income	187	136
Interest expense	(2,758)	(1,264)
NET LOSS	$(205,680)	$(14,407)

Basic and diluted loss per share	$(0.02)	$(0.00)
Weighted average shares outstanding	13,552,020	13,513,919

See summary of accounting policies and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
Years Ended December 31, 2006 and 2005
(unaudited)

	Common		Additional Paid	Retained
	Shares	Stock	in Capital	Deficit	Totals

Balances, December 31, 2004	6,694,358	$6,694	$106,770	$(880,149)	$(766,685)

Share issuances:
For stock payable	6,894,061	6,894	675,547	-	682,441
For cash	810,000	810	80,190	-	81,000
For services	215,500	216	21,334	-	21,550

Shares returned	(1,100,000)	(1,100)	1,100	-	-

Net loss	-	-	-	(14,407)	(14,407)
Balances, December 31, 2005	13,513,919	$13,514	$884,941	$(894,556)	$3,899

Share issuances:
For cash	292,393	292	189,764	-	190,056

Net loss	-	-	-	(205,680)	(205,680)
Balances, December 31, 2006	13,806,312	$13,806	$1,074,705	$(1,100,236)	$(11,725)

See summary of accounting policies and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2005 and 2004
(unaudited)

	2006	2005

Cash Flows from Operating Activities
Net loss	$(205,680)	$(14,407)
Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:
Depreciation	6,704	2,415
Stock based compensation	-	21,550
Changes in working capital:
Accounts receivable	(2,779)	3,786
Inventory	9,672	15,567
Prepaid expenses and other current assets	(2,823)	(3,708)
Deposit	(5,867)	-
Accounts payable and accrued liabilities	4,804	(9,306)
Net cash provided by (used in) operating activities	(195,969)	15,897

Cash Flows from Investing Activities
Purchase of property and equipment	(12,942)	(7,866)

Cash Flows from Financing Activities
Line of credit	-	(70,820)
Common stock issued for cash	190,056	81,000
Net cash provided by financing activities	190,056	10,180

Net change in cash	(18,855)	18,211
Cash at beginning of year	26,782	8,571
Cash at end of year	$7,927	$26,782

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$2,758	$1,264
Cash paid for income taxes	-	-

Supplemental Non-cash Investing and Financing Information
Stock issued for debt	$-	$682,441

See summary of accounting policies and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
Notes to Financial Statements
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business. Laika, Inc. was incorporated in Nevada and became Sputnik’s wholly-owned subsidiary through an exchange of stock for assets and assumption of liabilities on November 15, 2007. Laika provides software for public Wi-Fi services. Laika’s software is designed to give service providers and businesses the ability to control access to their Wi-Fi networks, and to offer free, branded, or fee-based Wi-Fi services. The software also enables centralized, web-based management of Wi-Fi networks. Laika also provides Wi-Fi hardware components that are pre-configured to work with Laika software.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations, and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Laika considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. Laika recognizes revenue for hardware, software and services when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped or service is provided. Laika is responsible for fulfillment of the product or service, including the acceptability of the product or service ordered or purchased. Laika takes title to a product before it is ordered by a customer and has latitude in establishing a price with the customer. In all cases Laika reconfigures the software prior to delivery to the customer using multiple suppliers with discretion in choosing between suppliers. Laika is involved in the determination of product or service specifications. Laika has both physical loss inventory risk and credit risk. Laika generates service revenues primarily by selling monthly or annual subscriptions to its software, which it hosts on its servers. Service revenue is recognized as it is earned. In addition, it generates service revenues by selling technical support, online or in-person training sessions, and online configuration services.

Allowance for Doubtful Accounts. Laika records a reduction to revenue for estimates for returns based on management’s estimate of likely losses per year, past experience and an estimate of current year uncollectible amounts. There was no allowance for doubtful accounts as of December 31, 2006.

Inventory. Inventory consists of finished goods to be sold to customers that use them to build Laika wireless networks is stated at the lower of average cost or market.

Property and Equipment. Property and Equipment is valued at cost. Additions are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated five-year useful lives of the assets.

Impairment of Long-Lived Assets. Laika reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. Laika assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Stock Compensation. Laika issues stock as compensation to employees and outside consultants for services rendered. These shares are recorded at the fair value of the stock as measured on the date or dates the services were rendered.

On January 1, 2006, Laika adopted SFAS No. 123 (R), “Share-Based Payment.” SFAS 123(R) replaced SFAS No. 123 and supersedes APB Opinion No. 25. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The pro forma disclosures previously permitted under SFAS 123 are no longer an alternative to financial statement recognition. Laika adopted SFAS 123(R) using the modified prospective method which requires the application of the accounting standard as of January 1, 2006. The financial statements as of and for the year ended December 31, 2006 reflect the impact of adopting SFAS 123(R). In accordance with the modified prospective method, the financial statements for prior periods have not been restated to reflect, and do not include, the impact of SFAS 123(R). Since Laika has not granted options during the year ended December 31, 2006 or during any period prior to January 1, 2006, the adoption of SFAS 123(R) had no impact.

Income Taxes. Laika recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Laika provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Basic and Diluted Net Loss Per Share. Basic and diluted net loss per share are computed by dividing the net loss by the weighted average number of shares of common stock and common stock equivalents outstanding during the years. Common stock equivalents consist of common stock issuable under Laika’s stock compensation plan for its employees and consultants. Common stock equivalents are not included in diluted loss per share calculations because they would be anti-dilutive. There were no common stock equivalents during 2006 and 2005.

Recently Issued Accounting Pronouncements. Laika does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming that Laika will continue as a going concern. As shown in the accompanying financial statements, Laika suffered losses of $205,680 and $14,407 in 2006 and 2005, respectively, has an accumulated deficit of $1,100,236 and a working capital deficit of $34,930 at December 31, 2006. These conditions raise substantial doubt as to Laika’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if Laika is unable to continue as a going concern. Management intends to finance these deficits by selling its common stock.

NOTE 3 - BANK REVOLVING LINE OF CREDIT

Laika has a revolving line of credit that is secured by the assets of certain stockholders. The line of credit has a maximum borrowing amount of $107,000, an interest rate of 11% and no balance due at December 31, 2006.

NOTE 4 - INCOME TAXES

Laika uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2006 and 2005, Laika incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carryforward has been fully reserved. The cumulative net operating loss carryforward is approximately $685,679 at December 31, 2006, and will expire in years 2023 through 2026.

At December 31, 2006, deferred tax assets consisted of the following:

Net operating losses	$233,131
Less: valuation allowance	(233,131)

Net deferred tax asset	$-

NOTE 5 - PROPERTY, PLANT & EQUIPMENT

Property and equipment as of December 31, 2006 consists of the following:

Description
Computers and office equipment	$24,024
Less: Accumulated depreciation	(9,386)
Property & equipment, net	$14,638

Depreciation expense for was $6,704 and $2,415 for the years ended December 31, 2006 & 2005, respectively.

NOTE 6 - COMMITMENTS

Beginning in 2007, Laika leases office space under an operating lease that expires in December 2009 that requires monthly rental payments of $2,933, $3,277 and $3,520 per month for the years 2007, 2008 and 2009, respectively, for an aggregate of $35,196 in 2007, $38,724 in 2008 and $42,420 in 2009. Rent expense was $17,313 and $16,200 in 2006 and 2005 respectively.

NOTE 7 - EQUITY

Sputnik was incorporated on September 27, 2001 in the State of Delaware, with 10,000,000 shares of authorized stock at $0.0001 par value. On February 10, 2005 Sputnik converted to a Nevada Corporation, with 50,000,000 shares of authorized stock at $0.001 par value.

Laika, Inc. was incorporated in Nevada and became Laika’s wholly-owned subsidiary through an exchange of stock for assets and assumption of liabilities on November 15, 2007.

In December 2005, Laika issued 215,500 shares to the consultants, valued at $21,550 for compensation expense.

In April 2005, Laika issued 6,894,061 shares for a stock payable of $682,441

In 2005, Laika sold 810,000 shares of common stock for $81,000 of cash.

From August 1, 2006 to December 31, 2006, we sold 292,393 shares of our Common Stock in a  best efforts, no minimum, direct public offering, without any involvement of underwriters or broker-dealers, to 14 investors in consideration for an  aggregate amount of $190,056. The price per share was $.65 in this offering. On October 10, 2006 we filed a prospectus supplement to extend the offering until February 10, 2007.

NOTE 8 - STOCK OPTION PLAN

In April 2005, Laika terminated its 2003 Stock Option Plan (“the Plan”). Laika did not issue any options under the Plan. As of December 31, 2006, Laika had no options or warrants outstanding.

NOTE 9 - CONCENTRATIONS

For the year ended December 31, 2006, no customers accounted for more than 10% of revenues. For the year ended December 31, 2005, one customer accounted for 14.7% of revenues.

NOTE 10 - SUBSEQUENT EVENTS

From January 1, 2007 to February 10, 2007, the Company sold 957,607 shares of our common stock in the same offering, without any involvement of underwriters or broker-dealers, to 25 investors in consideration for an  aggregate amount of $622,445. The price per share was $.65 in this offering. The shares were issued in March 2007.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
BALANCE SHEETS
September 30, 2007 and December 31, 2006
(unaudited)

	September 30, 2007	December 31, 2006
ASSETS
Current Assets
Cash	$86,027	$7,927
Accounts receivable	60,072	4,599
Inventory	17,615	10,053
Prepaid software subscription	34,396	4,968
Prepaid expenses and other assets	9,070	2,933
Total Current Assets	207,180	30,480

Property and equipment, net of accumulated depreciation of $16,391 and $9,386, respectively	12,122	14,638
Deposit	6,101	8,567
TOTAL ASSETS	$225,403	$53,685

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$52,128	$45,940
Accrued liabilities	64,118	19,470
Total Current Liabilities	116,246	65,410

Stockholders' Equity (Deficit)
Common stock, $.001 par value, 50,000,000 shares authorized, 14,763,919 and 13,806,312 shares issued and outstanding, respectively	14,764	13,806
Paid-in capital	1,696,191	1,074,705
Accumulated deficit	(1,601,798)	(1,100,236)
Total Stockholders' Equity (Deficit)	109,157	(11,725)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$225,403	$53,685

See accompanying summary of accounting policies and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
STATEMENTS OF OPERATIONS
Three and Nine Months Ended September 30, 2007 and 2006
(unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2007		2006		2007		2006

Revenue		$181,269		$125,607		$446,913		$393,694
Cost of goods sold		70,249		40,354		159,391		129,588
Gross profit		110,020		85,253		287,522		264,106

Expenses:
General and administrative costs		286,555		128,920		784,287		368,155
Depreciation and amortization		2,368		2,987		7,005		4,692
Total operating expense		(288,923)		(131,907)		(791,292)		(372,847)
Operating Loss		(177,903)		(46,654)		(503,770)		(108,741)

Interest income		731		-		2,819		-
Interest expense		(451)		(1,353)		(611)		(2,584)

NET LOSS		$(177,623)		$(48,007)		$(501,562)		$(111,325)

Basic and diluted loss per share	$	(0.01)	$	(0.00)	$	(0.03)	$	(0.01)
Weighted average shares outstanding		14,763,919		13,556,158		14,458,748		13,528,153

See accompanying summary of accounting policies  and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
STATEMENTS OF CASH FLOWS
Nine Months Ended September 30, 2007 and 2006
(unaudited)

	2007	2006
Cash Flows from Operating Activities
Net loss	$(501,562)	$(111,325)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	7,005	4,692
Changes in:
Accounts receivable	(55,473)	(651)
Inventory	(7,562)	(2,688)
Prepaid expenses and other assets	(33,099)	2,011
Accounts payable and accrued liabilities	50,836	(5,943)
Net cash used in operating activities	(539,855)	(113,904)

Cash Flows from Investing Activities
Purchase of property and equipment	(4,489)	(11,727)

Cash Flows from Financing Activities
Net proceeds from line of credit	-	68,698
Common stock issued for cash	622,444	43,550
Net cash provided by financing activities	622,444	112,248

Net change in cash	78,100	(13,383)
Cash at beginning of period	7,927	26,782
Cash at end of period	$86,027	$13,399

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$611	$-
Cash paid for income taxes	-	-

See accompanying summary of accounting policies and notes to financial statements.

LAIKA, INC.
(A Wholly-Owned Subsidiary of Sputnik, Inc.)
Notes to Financial Statements
(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Laika, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with Laika’s audited 2006 annual financial statements and notes thereto. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the result of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements, which would substantially duplicate the disclosure required in Laika’s 2006 annual financial statements have been omitted.

Laika, Inc. was incorporated in Nevada and became Sputnik’s wholly-owned subsidiary through an exchange of stock for assets and assumption of liabilities on November 15, 2007.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming that Laika will continue as a going concern. As shown in the accompanying financial statements, Laika suffered losses of $501,562 for the nine months ended September 30, 2007 and has an accumulated deficit of $1,601,798 at September 30, 2007. These conditions raise substantial doubt as to Laika's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if Laika is unable to continue as a going concern. Management intends to finance these deficits by selling its common stock.

NOTE 3 - EQUITY

From January 1, 2007 to February 10, 2007, Laika sold 957,607 shares of common stock for $622,444. The price per share was $.65 in this offering. The shares were issued in March 2007.

NOTE 4 - PREPAID SOFTWARE SUBSCRIPTION

Laika entered into a three year lease for a web based accounting software system. The lease was paid in advance. Laika is amortizing the prepaid amount over the life of the lease.

NOTE 5 - SUBSEQUENT EVENT

On December 15, 2007, Sputnik agreed to sell all of the Stock of Laika to AstroChimp for $65,000 in cancellation of indebtedness of Sputnik to David LaDuke as of said date.

APPENDIX A - ARTICLES OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
SPUTNIK, INC.

Sputnik, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), and in accordance with the applicable provisions of Section 78 of the Nevada Revised Statutes ("NRS"):

FIRST:  That the following resolutions were adopted by Sputnik's Board of Directors and the holders of a majority of the voting capital stock of Sputnik:

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation of Sputnik, Inc. (the “Corporation”) be amended, and all such further and other steps necessary or desirable under the laws of Nevada be taken in order to change the name of Sputnik be changed to Sputnik Enterprises, Inc. upon the conclusion of a sale of stock of Laika, Inc. to AstroChimp, Inc. Any officer, director or agent of Sputnik be and is hereby authorized and directed, for and on behalf of Sputnik, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such amendment shall be effective on such date as may be determined by the Board of Directors of Sputnik.

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation of Sputnik, Inc. (the “Corporation”) be amended, and all such further and other steps necessary or desirable under the laws of Nevada be taken in order to add the following amendment to the third paragraph of the Articles of Incorporation:

In addition to the Common Stock, the aggregate number of shares which this Corporation will have authority to issue is an additional 10,000,000 shares which will be designated “Preferred Stock”.

The shares of Preferred Stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors.  The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of Preferred Stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Nevada.

Any officer, director or agent of Sputnik be and is hereby authorized and directed, for and on behalf of Sputnik, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such amendment shall be effective on such date as may be determined by the Board of Directors of Sputnik.

SECOND: That the First paragraph of Sputnik's Articles of Incorporation is hereby deleted in its entirety and replaced with the following:

1.        The name of Sputnik is: Sputnik Enterprises, Inc.

THIRD: That the Third paragraph of Sputnik's Articles of Incorporation, be amended to add the following:

In addition to the 50,000,000 authorized shares of Common Stock, the aggregate number of shares which this Corporation will have authority to issue is an additional 10,000,000 shares, $.001 par value which will be designated “Preferred Stock”.

The shares of Preferred Stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors.  The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of Preferred Stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Nevada.

Any officer, director or agent of Sputnik be and is hereby authorized and directed, for and on behalf of Sputnik, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such amendment shall be effective on such date as may be determined by the Board of Directors of Sputnik.

FOURTH:  The foregoing Certificate of Amendment to the Articles of Incorporation was adopted pursuant to NRS Section 78.390 by the Board of Directors of Sputnik by unanimous written consent dated December 8, 2007, and was adopted pursuant to NRS Section 78.320 by the holders of a majority of Sputnik's issued and outstanding shares of capital stock entitled to vote on the matter by written consent of such stockholders dated December 8, 2007.  Therefore, the number of votes cast was sufficient for approval.

IN WITNESS WHEREOF, Sputnik has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by its duly authorized officer.

Dated:  February 6, 2008.

                                                                                    ________________________________
                                                                                    David LaDuke, President

APPENDIX B - DISSENTERS RIGHTS (NEVADA STATUTES)

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305  "Beneficial stockholder" defined.  "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310  "Corporate action" defined.  "Corporate action" means the action of a domestic corporation.

NRS 92A.315  "Dissenter" defined.  "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320  "Fair value" defined.  "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325  "Stockholder" defined.  "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330  "Stockholder of record" defined.  "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335  "Subject corporation" defined.  "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of implementation of the Company’s current business plan or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any implementation of the Company’s current business plan or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of implementation of the Company’s current business plan or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any implementation of the Company’s current business plan or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the implementation of the Company’s current business plan may, without prior notice, but within 30 days after the effective date of the implementation of the Company’s current business plan, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no implementation of the Company’s current business plan and the membership had been terminated or the member had been expelled.

Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

Consummation of a conversion or plan of implementation of the Company’s current business plan to which the domestic corporation is a constituent entity:

If approval by the stockholders is required for the conversion or implementation of the Company’s current business plan by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of implementation of the Company’s current business plan; or

If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of implementation of the Company’s current business plan.

There is no right of dissent with respect to a plan of implementation of the Company’s current business plan or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of implementation of the Company’s current business plan or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

The articles of incorporation of the corporation issuing the shares provide otherwise; or

The holders of the class or series are required under the plan of implementation of the Company’s current business plan or exchange to accept for the shares anything except:

Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

•	The surviving or acquiring entity; or

•
Any other entity which, at the effective date of the plan of implementation of the Company’s current business plan or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of implementation of the Company’s current business plan does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410  Notification of stockholders regarding right of dissent.

If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420  Prerequisites to demand for payment for shares.

If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

Must not vote his shares in favor of the proposed action.

If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430  Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.

A stockholder to whom a dissenter's notice is sent must:

Demand payment;

Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

Deposit his certificates, if any, in accordance with the terms of the notice.

The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460  Payment for shares: General requirements.

Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

Of the county where the corporation's registered office is located; or

At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

The payment must be accompanied by:

The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

A statement of the subject corporation's estimate of the fair value of the shares;

An explanation of how the interest was calculated;

A statement of the dissenter's rights to demand payment under NRS 92A.480; and

A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470  Payment for shares: Shares acquired on or after date of dissenter's notice.

A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480  Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.

The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

APPENDIX C - AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made and entered into this 15th day of December, 2007, by and between Sputnik, Inc., a Nevada corporation (“Seller” or “Sputnik”) and AstroChimp, Inc., a Nevada corporation (“Purchaser”) with regard certain capital stock of Laika, Inc., a Nevada corporation (the “Corporation”).

WHEREAS, the Seller is the record owner and holder of certain issued and outstanding shares of capital stock of the Corporation which is the subject of this Agreement;

WHEREAS, the Seller is willing to sell 15,000,000 shares of the Corporation’s common stock (the “Shares”) for an aggregate sum of Five Thousand Dollars ($65,000) the “Purchase Price”); and

WHEREAS, the Purchaser desires to purchase said Stock, and the Seller desires to sell said Stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Stock, the parties hereby agreed as follows:

This agreement amends and restates in its entirety the Stock Purchase Agreement of the parties dated December 8, 2007.

1.
PURCHASE OF SALE: Subject to the terms and conditions hereinafter set forth, at the closing of the transaction which is the subject of this Agreement, the Seller shall sell, convey, transfer and deliver to the Purchaser certificates representing such Stock, and the Purchaser shall purchase from the Seller the Stock in consideration of the Purchase Price set forth in this Agreement. The Certificates representing the Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion, and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Seller. The closing of the transactions contemplated by this Agreement (“Closing”), shall be held on the earliest date practicable.

2.	AMOUNTS AND PAYMENT OF PURCHASE PRICE. The total consideration and method of payment thereof are fully set out in “Exhibit A” are attached and hereby incorporated by reference.

3.	REPRESENTATION AND WARRANTIES OF SELLER. Seller hereby warrants and represents:

(a)
Organization and Standing. Corporation is duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

(b)	Restrictions on Stock.

i.	The Seller is not a party to any agreement, written or oral, creating rights in respect to this Stock in any third person or relating to the voting of said Stock;

ii.	Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges; and

iii.
There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the Stock, nor are there any securities convertible into such Stock.

4.	UNDERTAKING. Purchaser hereby undertakes the matters set forth in Exhibit B.

5.	GENERAL PROVISIONS.

(a)
Entire Agreement. This Agreement (including the attached Exhibit A and any written amendments to this Agreement executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties with regard to the Stock and this Agreement.

(b)	Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c)
Governing Law. This agreement and all transactions contemplated in this Agreement shall be governed by, construed and enforced in accordance with the laws of Nevada. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in the State of Nevada. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

(d)
Indemnification. AstroChimp and Laika (and their respective directors, officers, affiliates, agents, successors and assigns) agree to indemnify and hold harmless the Sputnik from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Sputnik as a result of any liability of Sputnik or Laika which arose prior to the date of closing of this Stock Purchase Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties on the date first above written.

AGREED TO:

AstroChimp, Inc. (“Purchaser”)

By:

David LaDuke, President

Sputnik, Inc. (“Seller”)

By:

 David LaDuke, President

Laika, Inc. (“Corporation”)

By:

 David LaDuke, President

EXHIBIT A

Amount and Payment of Purchase Price

(1)
Consideration. As total consideration for the purchase and sale of the Shares which are the subject of this Agreement, the Purchaser shall pay the Seller the amount all indebtedness of Seller to David LaDuke as of the date of this Amended and Restated Agreement, or approximately $65,000, such total consideration referred to in this Agreement as the “Purchase Price.”

(2)
Payment. The Purchase Price shall be paid the by a reduction in indebtedness of Seller to David LaDuke in the amount all indebtedness of Seller to David LaDuke as of the date of this Amended and Restated Agreement, or approximately $65,000.

EXHIBIT B

Notice of a proposed offering to be registered under the 1933 Act in accordance with Rule 135 of the 1933 Act.

Legend. This Notice does not constitute an offer of any securities for sale.

This notice is limited to the following information:

•	The name of the issuer: AstroChimp, Inc.

•	The title, amount and basic terms of the securities offered: 12,682,348 shares of common stock at a price not to exceed $.001 per share

•	The amount of the offering, if any, to be made by selling security holders: None

•
The anticipated timing of the offering: Following a registration statement, anticipated to be filed within 120 days of the closing of the acquisition of the stock of Laika, being declared effective by the SEC

•
A brief statement of the manner and the purpose of the offering, without naming the underwriters: The offering will be conducted by the officer and director of AstroChimp, without compensation and without underwriters. The purpose of the offering is to allow existing shareholders of Sputnik to acquire a comparable equity interest in AstroChimp/Laika

•	Whether the issuer is directing its offering to only a particular class of purchasers: The offering will be directed only to existing shareholders of Sputnik other than Mr. LaDuke

•	Any statements or legends required by the laws of any state or foreign country or administrative authority: None